                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            Dole Food Company, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                            Dole Food Company, Inc.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________
- --------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:_________________________________________________

    (2) Form, Schedule or Registration Statement No.:___________________________

    (3) Filing Party:___________________________________________________________

    (4) Date Filed:_____________________________________________________________

Notes:

[LOGO OF DOLE]

DOLE FOOD COMPANY, INC.
31355 OAK CREST DRIVE
WESTLAKE VILLAGE, CALIFORNIA 91361

                                                                  March 30, 1994

To the Stockholders of Dole Food Company, Inc.:

  You are cordially invited to attend the Annual Meeting of Stockholders of Dole Food Company, Inc. (the "Company") which will be held at the JW Marriott Hotel, 2151 Avenue of the Stars, Los Angeles, California at 10:00 a.m. on Thursday, May 12, 1994.

  This booklet includes the Notice of Annual Meeting and the Proxy Statement, which contain information about the formal business to be acted on by the stockholders. The meeting will also feature a report on the operations of your Company, followed by a question and discussion period.

  We hope that you will be able to attend the meeting. However, whether or not you plan to attend in person, please complete, sign, date and return the enclosed proxy card(s) promptly to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your proxy.

                                                    Sincerely yours,

                                                    /s/ DAVID H. MURDOCK

                                                    David H. Murdock
                                                Chairman of the Board and
                                                 Chief Executive Officer

                            DOLE FOOD COMPANY, INC.
                             31355 OAK CREST DRIVE
                       WESTLAKE VILLAGE, CALIFORNIA 91361

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 12, 1994

                               ----------------

  The Annual Meeting of Stockholders of DOLE FOOD COMPANY, INC. (the "Company") will be held at the JW Marriott Hotel, 2151 Avenue of the Stars, Los Angeles, California at 10:00 a.m. on Thursday, May 12, 1994 for the following purposes:

    1. To elect seven (7) directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified;

    2. To approve the Company's Annual Incentive Plan for executive officers;

    3. To approve the Company's Long Term Incentive Plan for executive officers;

    4. To elect Arthur Andersen & Co. as the Company's independent public accountants and auditors for the 1994 fiscal year; and

    5. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed March 25, 1994 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date are entitled to vote at the Annual Meeting or any adjournments thereof.

                                           By Order of the Board of Directors,

                                                   /s/ ALAN B. SELLERS

                                                     Alan B. Sellers
                                                   Corporate Secretary

March 30, 1994

  TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AS PROMPTLY AS POSSIBLE AND RETURN IT
(THEM) IN THE ENCLOSED PRE-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

                            DOLE FOOD COMPANY, INC.
                             31355 OAK CREST DRIVE
                       WESTLAKE VILLAGE, CALIFORNIA 91361

                               ----------------

                                PROXY STATEMENT

                               ----------------

  This Proxy Statement is furnished to stockholders by the Board of Directors of Dole Food Company, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held at the JW Marriott Hotel, 2151 Avenue of the Stars, Los Angeles, California at 10:00 a.m. on Thursday, May 12, 1994, and at any adjournments thereof. The Company's principal executive offices are located at 31355 Oak Crest Drive, Westlake Village, California, and its telephone number is (818) 879-6600.

  This Proxy Statement, Notice of Annual Meeting and the accompanying proxy card(s) are being first mailed to stockholders on or about March 30, 1994. The Company's 1993 Annual Report is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

GENERAL INFORMATION

  The Board of Directors has fixed March 25, 1994 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. On the Record Date, 59,466,535 shares of Common Stock of the Company ("Common Stock") were outstanding and entitled to vote at the meeting. The Common Stock is the only class of stock of the Company that is outstanding and entitled to vote at the Annual Meeting.

  Stockholders who own shares registered in different names or at different addresses will receive more than one proxy card. A STOCKHOLDER MUST SIGN AND RETURN EACH OF THE PROXY CARDS RECEIVED TO ENSURE THAT ALL OF THE SHARES OWNED BY SUCH STOCKHOLDER ARE REPRESENTED AT THE ANNUAL MEETING. Each accompanying proxy card that is properly signed and returned to the Company and not revoked will be voted in accordance with the instructions contained therein.

  Any stockholder who gives a proxy has the power to revoke it at any time before it is exercised by delivery to the Corporate Secretary of the Company, either in person or by mail, of a written notice of revocation. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy.

  Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card(s) (or their substitutes) will vote FOR the election of the Board of Directors' nominees, FOR the approval of the Company's Annual Incentive Plan, FOR the approval of the Company's Long Term Incentive Plan, FOR the election of Arthur Andersen & Co. as the Company's independent public accountants and auditors for the 1994 fiscal year, and in the proxy holders' discretion with regard to all other matters.

  The presence at the meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. The affirmative vote of the holders of at least a majority of the shares of Common Stock represented in person or by proxy at the meeting and entitled to vote at the meeting will be required with respect to the election of directors, and the election of Arthur Andersen & Co. as the Company's independent public accountants and auditors. Approval of each of the Annual Incentive Plan and Long Term Incentive Plan will require the affirmative vote of a majority of the voting shares on each plan (i.e., shares voting for or against each Plan).

  Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as the inspectors of election for the meeting. The inspectors of election will treat shares represented by proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in any calculation of "votes cast". If a broker or nominee has physically indicated on the proxy that it does not have discretionary authority to vote on a matter, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares may be considered entitled to vote for quorum purposes and entitled to vote on other matters).

  Any unmarked proxies, including those submitted by brokers or nominees, will be voted in favor of the proposals and nominees of the Board of Directors, as indicated in the accompanying proxy card.

  Each share of Common Stock entitles the holder thereof to one vote on each matter to be voted on at the Annual Meeting. Under the Company's By-Laws, stockholders are not entitled to cumulate their votes in the election of directors. The By-Laws also provide that the presiding officer at the meeting may adjourn a meeting at which a quorum is present if a matter to be acted upon at the meeting requires the affirmative vote of more than a majority of a quorum at the meeting and the number of shares actually voted (and not abstaining) at such meeting is insufficient to approve such matter.

  The Company's By-Laws provide that nominations of candidates for election to the Company's Board of Directors may only be made by the Board or by a stockholder entitled to vote at the meeting of the stockholders called for the election of directors (the "Election Meeting"). Any such stockholder who intends to nominate a candidate for election to the Board must deliver a notice to the Corporate Secretary of the Company setting forth (i) the name, age, business address and residence address of each such intended nominee; (ii) the principal occupation or employment of each such intended nominee; (iii) the number of shares of capital stock of the Company beneficially owned by each such intended nominee; and (iv) such other information concerning each such intended nominee as would be required to be included, under the rules of the Securities and Exchange Commission (the "SEC"), in a proxy statement soliciting proxies for the election of such nominee. Such notice also must include a signed consent of each such intended nominee to serve as a director of the Company, if elected. To be timely, any such notice with respect to the upcoming Annual Meeting must be delivered to the Corporate Secretary, Dole Food Company, Inc., 31355 Oak Crest Drive, Westlake Village, California 91361, no later than April 12, 1994. Any such notice with respect to any subsequent Election Meeting must be delivered to the Corporate Secretary not less than 30 days prior to the date of that Election Meeting. The By-Laws provide that if the Chairman of an Election Meeting determines that a nomination was not made in accordance with the procedures set forth in the By-Laws, such nomination shall be void. The Company is not aware of any stockholder who intends to nominate a candidate for election to the Board of Directors at the Annual Meeting.

BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS

  To the best knowledge of the Company, the following table sets forth information as to each person who beneficially owned more than 5% of the Company's Common Stock as of March 10, 1994.

       NAME AND ADDRESS            AMOUNT AND NATURE OF       PERCENTAGE OF
      OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP(1) OUTSTANDING SHARES(2)
      -------------------         ----------------------  ---------------------
      David H. Murdock...........       13,741,802(3)             22.9%
      31355 Oak Crest Drive
      Westlake Village, CA 91361
      Oppenheimer Group, Inc.....       11,862,163(4)             19.9%
      Oppenheimer Tower
      World Financial Center
      New York, NY 10281

- --------
(1) Unless otherwise indicated, each person has sole voting and dispositive power with respect to the shares shown.

(2) The percentages set forth above are calculated on the basis of the number of outstanding shares of Common Stock set forth under "General Information", plus in the case of Mr. Murdock, stock options granted to him under the Company's stock option plans to purchase 457,000 shares, which number includes all such options that are exercisable within 60 days following March 25, 1994.

(3) See "Security Ownership of Directors and Executive Officers".

(4) According to an amended report on Schedule 13G filed with the SEC on or about February 1, 1994 by Oppenheimer Group, Inc.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

  The Articles of Association of the Company provide that the Board of Directors shall consist of not less than five nor more than twenty persons, who shall be elected for such terms as may be prescribed in the By-Laws of the Company. There are seven (7) current members of the Board of Directors. The Board of Directors has recently voted to recommend the election of the following incumbent members of the Board for a term of one year and until their successors are duly elected and qualified.

            Elaine L. Chao                                    James F. Gary
            Mike Curb                                         Frank J. Hata
            David A. DeLorenzo                                David H. Murdock
            Richard M. Ferry

Current members of the Board will continue to serve until the election and qualification of directors at the Annual Meeting.

  Unless authority to do so is withheld, the persons named in each proxy card (or their substitutes) will vote the shares represented thereby FOR the election of the director nominees named above. In case any of such nominees shall become unavailable for election to the Board of Directors, which is not anticipated, the persons named as proxies (or their substitutes) shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

  The following brief statements contain biographical information with respect to each nominee for election as a director, including their principal occupations for at least the past five years, as of March 25, 1994.

                    YEAR ELECTED
       NAME         AS A DIRECTOR AGE      PRINCIPAL OCCUPATION AND OTHER INFORMATION
       ----         ------------- ---      ------------------------------------------
David H. Murdock        1985       70 Chairman of the Board, Chief Executive Officer and
                                      Director of the Company since July 1985. Chairman of
                                      the Board, Chief Executive Officer and Director of
                                      Castle & Cooke Homes, Inc. since September 1992.
                                      Since June 1982, Chairman of the Board and Chief
                                      Executive Officer of Flexi-Van Corporation, a
                                      Delaware corporation wholly owned by Mr. Murdock.
                                      Sole owner and developer of the Sherwood Country
                                      Club in Ventura County, California, and numerous
                                      other real estate developments; also sole
                                      stockholder of numerous corporations engaged in a
                                      variety of business ventures and in the manufacture
                                      of textiles and industrial and building products.
David A. DeLorenzo      1991       47 President of Dole Food Company--International since
                                      September 1993 and Executive Vice President and
                                      Member of the Office of the Chairman of the Company
                                      since July 1990. Director of the Company since
                                      February 1991. President of Dole Fresh Fruit Company
                                      from September 1986 to June 1992.

                  YEAR ELECTED
      NAME        AS A DIRECTOR AGE      PRINCIPAL OCCUPATION AND OTHER INFORMATION
      ----        ------------- ---      ------------------------------------------
Elaine L. Chao        1993       40 President and Chief Executive Officer of United Way
                                    of America since November 1992. Director of the
                                    United States Peace Corps from October 1991 to
                                    November 1992. Deputy Secretary of the United States
                                    Department of Transportation from March 1989 to
                                    October 1991. Chairman of the United States Federal
                                    Maritime Commission from March 1988 to March 1989.
                                    Deputy Administrator of the United States Maritime
                                    Administration from April 1986 to March 1988. Vice
                                    President--Syndications of the Bank America Capital
                                    Markets Group from November 1984 to April 1986.
Mike Curb             1985       49 Chairman of the Board of Curb Communications, Inc.,
                                    a private communications company, and of Curb
                                    Records, a private entertainment company. Mr. Curb
                                    served as Lieutenant Governor of the State of
                                    California from 1978 to 1982, and served as Chairman
                                    of the National Conference of Lieutenant Governors
                                    during 1982. Mr. Curb served as Chairman of the
                                    Republican National Finance Committee from August
                                    1982 to January 1985. He is also a director of
                                    various community organizations.
Richard M. Ferry      1991       56 President and Director since 1969 of Korn/Ferry
                                    International, Inc., an international executive
                                    search firm headquartered in New York City and Los
                                    Angeles. Mr. Ferry also serves on the Board of
                                    Directors of Avery Dennison Corporation and Pacific
                                    Mutual Life Insurance Company, as well as a number
                                    of privately held and not-for-profit corporations.
James F. Gary         1974       73 Chairman Emeritus of Pacific Resources, Inc., an
                                    independent energy company headquartered in Honolulu
                                    ("PRI"). Mr. Gary was President and/or Chairman and
                                    Chief Executive Officer of PRI and its predecessor
                                    from 1967 to 1984, and Chairman of the Board of PRI
                                    in 1985. He is Past President of the Hawaii
                                    Community Foundation, and serves on the Board of
                                    Directors of Inter Island Petroleum, Inc., Hawkins
                                    Oil & Gas, Inc., Kennedy Associates, Episcopal Homes
                                    of Hawaii, Inc. and American-European Special
                                    Opportunities Fund, as well as several other
                                    privately held corporations and a number of
                                    community organizations. He was a member of the
                                    University of Hawaii Board of Regents from 1981 to
                                    1989 and currently serves on the Executive Council
                                    of Chaminade University.
Frank J. Hata         1991       69 Chairman since 1991 of Y. Hata & Co. (Vice President
                                    from 1968 to 1991), a wholesale food business
                                    located in Hawaii that sells packaged foods to
                                    restaurants, hospitals, schools and other
                                    institutions. President since 1984 of Diversified
                                    Distributor, Inc., a public warehouse company in
                                    Hawaii. Mr. Hata also serves on the Board of
                                    Directors of Aloha Airlines and Pacific Guardian
                                    Life Insurance Company as well as a number of
                                    community organizations.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES DESCRIBED ABOVE.

COMMITTEES OF THE BOARD OF DIRECTORS

  There are three standing committees of the Board of Directors: the Executive, Finance and Nominating Committee, the Audit Committee and the Corporate Compensation and Benefits Committee.

  The present members of the Executive, Finance and Nominating Committee are David H. Murdock, Chairman, Mike Curb and James F. Gary. The primary purposes of the committee are (1) to exercise, during intervals between meetings of the Board of Directors and subject to certain limitations, all of the powers of the full Board; (2) to monitor and advise the Board on strategic business and financial planning for the Company; and (3) to deal with matters relating to the directors of the Company. During the 1993 fiscal year, the Committee did not meet, but acted by unanimous written consent. The Executive, Finance and Nominating Committee will consider nominees, if any, for the election to the Board of Directors who are recommended by stockholders in accordance with the provisions of the Company's By-Laws, which provisions are described above under "General Information".

  The Audit Committee is comprised entirely of directors who are not employees of the Company. The present members of the Audit Committee are James F. Gary, Chairman, Elaine L. Chao and Frank J. Hata. The Committee is responsible for monitoring and reviewing accounting methods adopted by the Company, internal accounting procedures and controls, and audit plans. The Audit Committee receives directly the reports of the Company's independent public accountants and internal audit staff. It meets periodically both with the independent public accountants and internal auditors to review audit results and the adequacy of the Company's system of internal controls. The Audit Committee also recommends to the Board the selection of the Company's independent public accountants and auditors. During the 1993 fiscal year, four meetings of the Committee were held.

  The Corporate Compensation and Benefits Committee (the "Compensation Committee") is comprised entirely of directors who are not employees of the Company. The present members of the Compensation Committee are Richard M. Ferry, Chairman, Mike Curb and James F. Gary. It is responsible for reviewing the compensation and benefits policies and practices of the Company. During the 1993 fiscal year, six meetings of the Committee were held.

MEETINGS OF THE BOARD OF DIRECTORS

  During the 1993 fiscal year, there were eight meetings of the Board of Directors. The incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which they served, with the exception of Ms. Chao, who attended 70% of the aggregate number of meetings of the Board of Directors and committees on which she served.

REMUNERATION OF DIRECTORS

  Directors are compensated for their services according to a standard arrangement authorized by resolution of the Board of Directors. An annual retainer fee of $24,000, payable in equal quarterly installments, is paid to each director. An additional fee of $2,000 is paid to each director for each regularly scheduled meeting of the Board of Directors attended, and a fee of $500 is paid for each telephonic meeting of the Board of Directors in which the director participates. In addition, members of the committees are compensated at the rate of $1,000 for each meeting attended (except, no fee is paid for meetings held the day of, or the day prior to, a Board of Directors meeting). Directors have the option of deferring the receipt of their compensation and earn interest on the amounts deferred. The reasonable expenses incurred by each director in connection with his or her duties as a director are also reimbursed by the Company, including the expenses incurred by directors' spouses in accompanying directors to one Board meeting each year. A Board member who is also an employee of the Company does not receive compensation for service as a director.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

 Ownership of Company Common Stock

  The following table sets forth certain information with respect to shares of the Company's Common Stock beneficially owned (or deemed to be beneficially owned) by the Company's directors, its Named Executive Officers (as defined under "Compensation of Executive Officers") and by all directors and executive officers of the Company as a group, as of March 10, 1994.

             NAME AND                              AMOUNT AND
            ADDRESS OF                              NATURE OF        PERCENT OF
            BENEFICIAL                              BENEFICIAL       OUTSTANDING
             OWNER(1)                              OWNERSHIP(2)       SHARES(3)
            ----------                             -----------       -----------
      David H. Murdock............................ 13,741,802(4)(5)     22.9%
      Elaine L. Chao..............................          0            --
      Mike Curb...................................     18,114(6)          *
      David A. DeLorenzo .........................    103,124(4)          *
      Richard M. Ferry ...........................        800             *
      James F. Gary...............................     19,668(7)          *
      Frank J. Hata ..............................      2,000             *
      Ernest W. Townsend..........................     11,001(4)          *
      Gerald W. LaFleur ..........................     21,667(4)          *
      Thomas C. Leppert...........................     31,000(4)          *
                                                   ----------
      All Directors and Executive Officers as
       a Group (14 Individuals)................... 14,061,520(4)(8)     23.4%

- --------
*Represents less than 1% of the class of securities.
(1) The mailing address for each of the individuals listed is Dole Food Company, Inc., 31355 Oak Crest Drive, Westlake Village, California 91361.
(2) Unless otherwise indicated, each person has sole voting and dispositive power with respect to the shares shown. Some directors and executive officers share the voting and dispositive power over their shares with their spouses as community property, joint tenants or tenants in common.
(3) The percentages set forth above are calculated on the basis of the number of outstanding shares of Common Stock set forth under "General Information", plus, where applicable all stock options granted to individuals or group, as appropriate, under the Company's stock option plans exercisable within 60 days following March 25, 1994.
(4) The individuals and group indicated beneficially own the following number of shares of Common Stock that may be purchased upon the exercise of employee stock options exercisable on March 25, 1994 or within 60 days thereafter: Mr. Murdock, 457,000; Mr. DeLorenzo, 100,000; Mr. LaFleur, 21,667; Mr. Townsend, 11,001; Mr. Leppert, 31,000; and all directors and executive officers as a group, 726,853.
(5) Mr. Murdock customarily maintains revolving lines of credit in conjunction with his various business activities, under which borrowings and security vary from time to time, and pursuant to which he provides collateral owned by him including securities of the Company. Holdings include 1,240,310 shares of Common Stock held by Flexi-Van Delaware, Inc., a corporation indirectly wholly owned by Mr. Murdock, and 80,870 shares of Common Stock held for the benefit of Mr. Murdock's children.
(6) Holdings include 400 shares of Common Stock held by Mr. Curb as a custodian for the benefit of his children.
(7) Holdings include 2,000 shares of Common Stock held in Mr. Gary's pension plan and 700 shares of Common Stock held by Mr. Gary's wife.
(8) Holdings include shares of Common Stock held for certain officers by the Company's Tax Deferred Investment Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986 as amended ("Internal Revenue Code").

 Ownership of Castle & Cooke Homes, Inc. Common Stock

  The following table sets forth certain information with respect to shares of the common stock of Castle & Cooke Homes, Inc. (which is an approximately 82%- owned subsidiary of the Company publicly traded on the New York Stock Exchange and hereinafter referred to as "Castle & Cooke Homes") beneficially owned (or deemed to be beneficially owned), by the Company's directors, Named Executive Officers and by all present directors and executive officers of the Company as a group, as of March 10, 1994.

             NAME AND                                  AMOUNT AND
            ADDRESS OF                                  NATURE OF   PERCENT OF
            BENEFICIAL                                  BENEFICIAL  OUTSTANDING
             OWNER(1)                                  OWNERSHIP(2)  SHARES(3)
            ----------                                 -----------  -----------
      David H. Murdock................................   136,167(4)      *
      Elaine L. Chao .................................         0        --
      Mike Curb ......................................     5,000         *
      David A. DeLorenzo .............................     1,000         *
      Richard M. Ferry ...............................    10,000         *
      James F. Gary...................................    10,000         *
      Frank J. Hata ..................................    20,000(2)      *
      Ernest W. Townsend .............................     4,500         *
      Gerald W. LaFleur...............................    10,000         *
      Thomas C. Leppert ..............................    27,000(4)      *
                                                         -------
      All Directors and Executive Officers
       as a Group (14 Individuals)....................   225,417         *

- --------
*  Represents less than 1% of the class of securities.
(1) The mailing address for each of the individuals listed is Dole Food Company, Inc., 31355 Oak Crest Drive, Westlake Village, California 91361.
(2) Unless otherwise indicated, each person has sole voting and dispositive power with respect to the shares shown, except that Mr. Hata has shared voting and dispositive power with respect to 10,000 of the shares he owns. Some directors and executive officers share the voting and dispositive power over their shares with their spouses as community property, joint tenants or tenants in common.
(3) The percentages set forth above are calculated on the basis of the number of outstanding shares of common stock, plus, where applicable all stock options granted to individuals or group, as appropriate, under the Castle & Cooke Homes' stock option plans exercisable within 60 days following March 25, 1994. As of March 25, 1994, Castle & Cooke Homes had 30,400,000 shares of common stock outstanding.
(4) The individuals and group indicated beneficially own the following number of shares of Castle & Cooke Homes' common stock that may be purchased upon the exercise of employee stock options exercisable on March 25, 1994 or within 60 days thereafter: Mr. Murdock, 41,667; Mr. Leppert, 25,000; and all directors and executive officers as a group, 66,667.

                       COMPENSATION OF EXECUTIVE OFFICERS

  The following table sets forth for the Company's fiscal years ended January 1, 1994, January 2, 1993 and December 28, 1991 in prescribed format, the compensation for services in all capacities to the Company of those persons who were at January 1, 1994: (i) the Chief Executive Officer and (ii) the other four most highly compensated executive officers of the Company and its subsidiaries (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

                                                                         LONG TERM COMPENSATION
                                                                      ----------------------------------
                                  ANNUAL COMPENSATION                        AWARDS              PAYOUTS
                          ----------------------------------------    ------------------------   -------
                                                           OTHER      RESTRICTED    SECURITIES             ALL
        NAME AND                                           ANNUAL        STOCK      UNDERLYING    LTIP    OTHER
   PRINCIPAL POSITION      YEAR    SALARY(1)     BONUS(2) COMP.(3)     AWARD(S)      OPTIONS     PAYOUTS COMP.(4)
   ------------------     -------  ---------     -------- --------    ----------    ----------   ------- --------
David H. Murdock(5)       1993:
 Chairman & CEO            Dole    $600,000      $450,000      --      $      0       36,000       $ 0    $    0
 Dole Food Co., Inc.       Castle  $332,310      $      0      --      $      0      125,000(6)    $ 0    $    0
 and Chairman & CEO       1992     $611,539      $      0      --      $      0            0       $ 0    $    0
 Castle & Cooke Homes     1991     $600,000      $525,000      --      $      0       60,000       $ 0    $    0

David A. DeLorenzo(7)     1993     $500,000      $187,500 $206,275(8)  $      0       15,000       $ 0    $4,497
 President                1992     $525,000      $      0 $172,414(8)  $      0            0       $ 0    $4,364
 Dole Food Company--      1991     $505,769      $300,000      --      $      0       50,000       $ 0    $4,238
 International

Ernest W. Townsend(9)     1993     $396,154      $187,500      --      $      0        8,000       $ 0    $4,497
 President                1992(10) $208,654      $      0      --      $627,500(11)   25,000       $ 0    $4,364
 Dole Food Company--      1991          n/a           n/a      n/a          n/a          n/a       n/a       n/a
 North America

Gerald W. LaFleur(5)(12)  1993     $500,000      $187,500      --      $      0       15,000       $ 0    $4,497
 Executive V.P.           1992     $509,615      $      0      --      $      0            0       $ 0    $4,364
 Dole Food Co., Inc.      1991     $250,000(13)  $150,000      --      $      0       25,000       $ 0    $    0

Thomas C. Leppert(14)     1993:                                --
 President--               Dole         --            --       --      $     --        3,000       --        --
 Castle & Cooke            Castle  $350,012      $375,000      --      $      0       75,000(6)    $ 0    $4,497
 Properties, Inc. and     1992     $356,743      $350,000      --      $      0            0       $ 0    $4,364
 President--Hawaii Oper-
 ations                   1991     $350,000      $225,000      --      $      0       15,000       $ 0    $4,238
 Castle & Cooke
 Homes, Inc.

- --------
(1) 1992 salaries reflect that the Company's 1992 fiscal year contained 53 weeks. The Company's 1993 and 1991 fiscal years contained 52 weeks.
(2) Bonus amounts shown reflect payments with respect to performance for the identified fiscal year.
(3) Does not include perquisites which total the lesser of $50,000 or 10% of the total of annual salary and bonus.
(4) The amounts shown in this column constitute contributions by the Company under the Company's tax deferred investment plans for the benefit of the individuals listed.
(5) Mr. Murdock and Mr. LaFleur also hold positions with certain business entities owned by Mr. Murdock, which pay compensation and provide fringe benefits to them. As noted, Mr. Murdock is also Chairman and Chief Executive Officer of Castle & Cooke Homes, an 82%-owned subsidiary of the Company. Each such officer devotes to the Company the time that is necessary for the effective conduct of his duties. The Audit Committee of the Board of Directors has approved such employment arrangements with respect to each such officer.
(6) Options to purchase stock granted under Castle & Cooke Homes Stock Option and Award Plan. See "Castle & Cooke Homes, Inc. Option/SAR Grants in Last Fiscal Year" chart herein.
(7) In connection with the moving of Mr. DeLorenzo's personal residence from Florida to California in 1991, the Company made him a $500,000 secured, interest free loan (payable in five annual installments) to assist him in the purchase of a home. The principal balance on the loan at December 28, 1991, January 2, 1993 and January 1, 1994 was $500,000, $400,000 and
    $300,000 respectively.

(8) In 1991 in connection with his promotion and transfer to California, the Company agreed to pay Mr. DeLorenzo annual compensation in addition to his base salary in an after-tax amount of $100,000 for five years commencing in 1992 (or the balance in a lump sum upon termination of employment without cause, as such term is defined in the agreement).
(9) Mr. Townsend was promoted to the position of President, Dole Food Company-- North America, and Executive Vice President of the Company, and Member of the Office of the Chairman in September, 1993.
(10) Mr. Townsend commenced employment with the Company in June, 1992.
(11) A total of 25,000 shares of restricted stock were awarded to Mr. Townsend upon the commencement of his employment with the Company in June, 1992, with vesting to occur 25% at the end of the second year of employment and 25% to vest each year thereafter until 100% is vested. No shares have vested as of the date of this Proxy Statement.
(12) Mr. LaFleur has an employment agreement with the Company that provides for a minimum annual base salary of $500,000 through June 30, 1996. Commencing July 1, 1996, Mr. LaFleur will receive annual payments (the "Annual Retirement Payments") of $250,000 (reduced by amounts he receives under any other Company pension, retirement or disability plan) for the greater of his lifetime or ten years. If, prior to June 30, 1996, Mr. LaFleur's employment is terminated by the Company with "cause" or by Mr. LaFleur without "good reason" (as such terms are defined in the agreement), he will not receive the Annual Retirement Payments. If, prior to June 10, 1996, Mr. LaFleur's employment is terminated by the Company without "cause" or by Mr. LaFleur with "good reason" he will receive a severance payment equal to one year's base salary and will receive the Annual Retirement Payments.
(13) Mr. LaFleur commenced employment with the Company on July 1, 1991.
(14) Mr. Leppert is a Director and President--Hawaii Operations of Castle & Cooke Homes, an 82%-owned subsidiary of the Company which is publicly traded on the New York Stock Exchange. Mr. Leppert is also an officer of and performs duties for real estate subsidiaries wholly owned by Dole. 35% of Mr. Leppert's compensation shown in the Summary Compensation Table under "Castle" for 1993 was paid for by the Company.

COMPANY OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                          POTENTIAL REALIZABLE VALUE
                                                                                  AT ASSUMED
                                                                            ANNUAL RATES OF STOCK
                                                                                    PRICE
                                                                           APPRECIATION FOR OPTION
                                        INDIVIDUAL GRANTS                         TERM(1)(2)
                         ------------------------------------------------ --------------------------
                                    % OF TOTAL
                         NUMBER OF    OPTIONS
                         SECURITIES GRANTED TO
                         UNDERLYING  EMPLOYEES   EXERCISE OR
                          OPTIONS     IN LAST        BASE      EXPIRATION
          NAME           GRANTED(3) FISCAL YEAR PRICE($/SH)(4)   DATE(5)   0%      5%        10%
          ----           ---------- ----------- -------------  ---------- ----- -------- -----------
David H. Murdock........   36,000        8.74%     $33.125      2/04/03   $0.00 $749,880 $ 1,900,440
David A. DeLorenzo......   15,000        3.64%     $33.125      2/04/03   $0.00 $312,450 $   791,850
Gerald W. LaFleur.......   15,000        3.64%     $33.125      2/04/03   $0.00 $312,450 $   791,850
Ernest W. Townsend......    8,000        1.94%     $33.125      2/04/03   $0.00 $166,640 $   422,320
Thomas C. Leppert.......    3,000    less than     $33.125      2/04/03   $0.00 $ 62,490 $   158,370
                                            1%

- --------
*   Fair Market Value of Dole Common Stock on December 31, 1993 was $26.75
(1) The total gain to all stockholders would be $1,238,687,924 at 5% annual appreciation and $3,139,238,382 at 10% annual appreciation. The gain for all such officers represents less than 1% of the gain to all stockholders.
(2) The amounts under the columns labeled "5%" and "10%" are included pursuant to certain rules promulgated by the SEC and are not intended to forecast future appreciation, if any, in the price of the Company's Common Stock. Such amounts are based on the assumption that the named persons hold the options granted for their full ten-year term. The actual value of the options will vary in accordance with the market price of the Company's Common Stock. The column headed "0%" is included to demonstrate that the options were granted at fair market value and optionees will not recognize any gain without an increase in the stock price, which increase benefits all stockholders commensurately. The Company did not use an alternative formula to attempt to value options at the date of grant, as management is not aware of any formula which determines with reasonable accuracy a present value of options of the type granted to the optionees.
(3) Stock options were awarded under the Company's 1991 Stock Option and Award Plan as amended (the "1991 Plan"). Options under the 1991 Plan may result in payments following the resignation, retirement or other termination of employment with the Company or its subsidiaries or as a result of a change in control of the Company. Options under the 1991 Plan may be exercised within a period of twelve months following a termination by reason of death, disability or retirement, and three months following a termination for other reasons. The 1991 Plan permits the Compensation Committee, which administers the Plan, to accelerate, extend or otherwise modify benefits payable under the applicable awards in various circumstances, including a termination of employment or change in control. Under the 1991 Plan, if there is a change in control of the Company (as defined in the Plan), all options become immediately exercisable.
(4) Options become exercisable in three equal annual installments commencing February 4, 1994.
(5) Options were granted for a term of ten (10) years, subject to earlier termination in certain events related to termination of employment (see footnote 3 above).

CASTLE & COOKE HOMES, INC. OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                          POTENTIAL REALIZABLE VALUE
                                                                          AT ASSUMED ANNUAL RATES OF
                                                                                  STOCK PRICE
                                                                            APPRECIATION FOR OPTION
                                        INDIVIDUAL GRANTS                         TERM(1)(2)
                         ------------------------------------------------ ---------------------------
                                    % OF TOTAL
                         NUMBER OF    OPTIONS
                         SECURITIES GRANTED TO
                         UNDERLYING  EMPLOYEES     EXERCISE
                          OPTIONS     IN LAST      OR BASE     EXPIRATION
          NAME           GRANTED(3) FISCAL YEAR PRICE($/SH)(4)  DATE(5)    0%       5%        10%
          ----           ---------- ----------- -------------- ---------- ----- ---------- ----------
David H. Murdock........  125,000      28.1%        $15.00      2/25/03   $0.00 $1,178,750 $2,988,750
Thomas C. Leppert.......   75,000      16.6%        $15.00      2/25/03   $0.00 $  707,250 $1,793,250

- --------
* Fair Market Value of the common stock of Castle & Cooke Homes was $13.50 on December 31, 1993.
(1) The total gain to all stockholders would be $286,672,000 at 5% annual appreciation and $726,864,000 at 10% appreciation. The gain for such officers represents less than 1% of the gain to all stockholders.
(2) The amounts under the columns labeled "5%" and "10%" are included pursuant to certain rules promulgated by the SEC and are not intended to forecast future appreciation, if any, in the price of the Castle & Cooke Homes stock. Such amounts are based on the assumption that the named persons hold the options granted for their full ten-year term. The actual value of the options will vary in accordance with the market price of the Castle & Cooke Homes stock. The column headed "0%" is included to demonstrate that the options were granted at fair market value and optionees will not recognize any gain without an increase in the stock price, which increase benefits all stockholders commensurately. Castle & Cooke Homes did not use an alternative formula to attempt to value options at the date of grant, as its management is not aware of any formula which determines with reasonable accuracy a present value of options of the type granted to the optionees.
(3) Stock options are awarded under Castle & Cooke Homes' Stock Option and Award Plan (the "Plan"). Options under the Plan may result in payment following the resignation, retirement or other termination of employment with Castle & Cooke Homes or its subsidiaries or as a result of a change in control of Castle & Cooke Homes. Options under the Plan may be exercised within a period of twelve months following a termination by reason of death, disability or retirement, and three months following a termination for other reasons. The Plan permits the Compensation Committee, which administers the

    Plan, to accelerate, extend or otherwise modify benefits payable under the applicable awards in various circumstances, including a termination of employment or change in control. Under the Plan, if there is a change in control of Castle & Cooke Homes (as defined in the Plan), all options become immediately exercisable.
(4) Options become exercisable in three equal annual installments commencing February 26, 1994.
(5) Options were granted for a term of ten (10) years, subject to earlier termination in certain events related to termination of employment (see footnote 3 above).

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

  The following table sets forth information in prescribed format with respect to the Named Executive Officers concerning the exercise of options during fiscal 1993 and unexercised options held as of the end of fiscal 1993:

                                                       NUMBER OF
                                                       SECURITIES
                                                       UNDERLYING      UNEXERCISED
                                                      UNEXERCISED      IN-THE-MONEY
                                                        OPTIONS          OPTIONS
                             SHARES                  AT YEAR-END(#)    AT FY-END($)
                            ACQUIRED       VALUE      EXERCISABLE/     EXERCISABLE/
          NAME           ON EXERCISE(#) REALIZED($)  UNEXERCISABLE   UNEXERCISABLE(3)
          ----           -------------- ----------- ---------------- ----------------
David H. Murdock
 Company Options(1)(2)..        0           $ 0     425,000 / 56,000  $5,025,000 / 0
 Castle & Cooke Homes
  Options...............        0             0      41,667 / 83,333           0 / 0
David A. DeLorenzo
 Company Options(2).....        0             0      78,334 / 31,666      20,000 / 0
Ernest W. Townsend
 Company Options(2).....        0             0       8,334 / 44,666           0 / 0
Gerald W. LaFleur
 Company Options(2).....        0             0      16,667 / 23,333           0 / 0
Thomas C. Leppert
 Company Options(2).....        0             0      25,000 /  8,000           0 / 0
 Castle & Cooke Homes
  Options...............        0             0      25,000 / 50,000           0 / 0

- --------
* Fair Market Value of Dole Common Stock on December 31, 1993 was $26.75. Fair Market Value of Castle & Cooke Homes common stock on December 31, 1993 was $13.50.
(1) Mr. Murdock received a stock option grant of 300,000 options at $10.00 per share when he became Chairman and Chief Executive Officer of the Company in July, 1985. The $10.00 per share grant price was the fair market value of the Company's Common Stock at the date of the grant. As noted above, the fair market value of the Company's Common Stock on December 31, 1993 was $26.75 and was $34.625 on March 24, 1994.
(2) The Company has two stock option plans under which awards are outstanding: the 1982 Stock Option and Award Plan (the "1982 Plan") and the 1991 Stock Option and Award Plan (the "1991 Plan"). Options under the 1991 Plan are described in footnote (2) to the table entitled "Company Option/SAR Grants in Last Fiscal Year". All options available under the 1982 Plan have been granted. Options under the 1982 Plan may result in payments following the resignation, retirement or other termination of employment with the Company or its subsidiaries or as a result of a change in control of the Company. Options under the 1982 Plan may be exercised within a period of twelve months following a disability, by the optionee's estate at any time the option could have been exercised by the optionee (if the optionee dies while an employee of the Company) and within a period of three months following termination for all other reasons. Under the 1982 Plan, if there is a change in control of the Company (as defined in the Plan), all options become immediately exercisable.
(3) This amount represents solely the difference between the market value at December 31, 1993 ($26.75 for the Company and $13.50 for Castle & Cooke Homes) of those unexercised options which had an exercise price below such market price (i.e., "in-the-money options") and the respective exercise prices of the options. No assumptions or representations regarding the "value" of such options are made or intended.

PENSION PLANS

  The Company maintains a number of noncontributory pension plans which provide benefits, following retirement at age 65 or older with one or more years of credited service (or age 55 with five or more years of credited service), to salaried, non-union employees of the Company on U.S. payrolls, including executive officers of the Company. Each plan provides a monthly pension for life to supplement personal savings and Social Security benefits. The following table shows the estimated annual benefits payable under the Company's Corporate Pension Plan in which the Named Executive Officers participated in 1993:

   AVERAGE
   ANNUAL                            15 YEARS 20 YEARS 25 YEARS 30 YEARS 35 YEARS
COMPENSATION                         SERVICE  SERVICE  SERVICE  SERVICE  SERVICE
- ------------                         -------- -------- -------- -------- --------
  $  600,000........................ $ 99,000 $141,900 $184,800 $227,700 $270,600
  $  700,000........................ $115,500 $165,550 $215,600 $265,650 $315,700
  $  800,000........................ $132,000 $189,200 $246,400 $303,600 $360,800
  $  900,000........................ $148,500 $212,850 $277,200 $341,550 $405,900
  $1,000,000........................ $165,000 $236,500 $308,000 $379,500 $451,000
  $1,100,000........................ $181,500 $260,150 $338,800 $417,450 $496,100
  $1,200,000........................ $198,000 $283,800 $369,600 $455,400 $541,200
  $1,300,000........................ $214,500 $307,450 $400,400 $493,350 $586,300
  $1,400,000........................ $231,000 $331,100 $431,200 $531,300 $631,400

  The above table shows the estimated annual retirement benefits payable as straight life annuities without offsets for Social Security or other amounts under this plan, assuming normal retirement at age 65, to persons in specified compensation and years of service classifications. The plan covers the following types of compensation paid by the Company: base pay, bonus, performance incentives (if any) and severance pay.

  Each year's accrued benefit under the plan is 1.1% of final average annual compensation multiplied by years of service, plus .33% of final average annual compensation multiplied by years of service in excess of 15 years. Benefits accrued as of March 31, 1992 under the prior benefit formula serve as minimum entitlements. The credited years of service and ages as of December 31, 1993 for individuals named in the Summary Compensation Table are as follows: Mr. Murdock (age 70)--8 years; Mr. DeLorenzo (age 47)--23 years; Mr. LaFleur (age
61)--2 years; Mr. Townsend (age 47)--1 year; and Mr. Leppert (age 39)--4 years. Assuming these individuals remain employed by the Company until age 65 (or later) and continue to receive compensation equal to their 1993 compensation from the Company (and in the case of Mr. Murdock and Mr. Leppert from Castle & Cooke Homes), their estimated annual retirement benefits at age 65 (or as of December 31, 1993 if the individual is presently over age 65) will be: Mr. Murdock--$202,018; Mr. DeLorenzo--$275,728; Mr. LaFleur--$250,000 (see footnote 12 to the Summary Compensation Table); Mr. Townsend--$87,081; and Mr. Leppert-- $277,734.

  The Internal Revenue Service places an annual maximum limit of $115,641 (at December 31, 1993) on the benefits available to an individual under the Company's pension plans. Furthermore, effective January 1, 1993, the Internal Revenue Code places an annual maximum limit of $235,840 (adjusted for inflation) on compensation which may be considered in determining a participant's benefit. If an individual's benefit under the plans exceeds the $115,641 limit or compensation exceeds the $235,840 limit, the excess will be paid by the Company from an unfunded excess and supplemental benefit plan. Effective January 1, 1994, all future pension benefit accruals for a number of key management employees, including individuals named in the Summary Compensation Table, will be provided exclusively from an unfunded excess and supplemental benefit plan.

CERTAIN TRANSACTIONS

  David H. Murdock, the Company's Chairman and Chief Executive Officer, owns a transportation equipment leasing company, a private dining club and private country club, which supply products and provide services to numerous customers and patrons. During fiscal 1993, these businesses were paid $401,736 for products and services supplied directly or indirectly to the Company. During fiscal 1993, the Company and its subsidiaries also paid $88,214 for subleasing certain corporate office space from a business owned by Mr. Murdock.

  Mr. Murdock paid the Company $215,749 in connection with his use of a company-owned jet for personal purposes during fiscal 1993. In addition, Mr. Murdock paid the Company $160,500 for architectural services provided to his real estate business. Transactions in which Mr. Murdock or his affiliates had an interest were reviewed by the Audit Committee of the Board of Directors, which determined that the terms of each transaction were substantially the same as those that could have been obtained from unaffiliated third parties.

  During fiscal 1993, the Company and Mr. Murdock agreed to pursue the formation of a joint real estate venture, including the acquisition and securitized financing of certain properties from unaffiliated third parties. While the Company and Mr. Murdock ultimately elected not to proceed with the planned venture, the Company elected to acquire certain of the third-party properties without any participation by Mr. Murdock. Mr. Murdock was reimbursed $5,235,000 for deposits previously placed on such third-party properties, which amount was applied by the Company toward its purchase price, and $445,126 for other costs incurred by him in investigating, negotiating for and obtaining the right to acquire such properties. The agreement with Mr. Murdock, as well as the acquisition of properties and related reimbursements, were reviewed and unanimously approved by the Company's independent directors.

  NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING COMPENSATION COMMITTEE REPORT AND THE FOLLOWING PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS OR ANY FUTURE FILINGS, EXCEPT TO THE EXTENT THE COMPANY EXPRESSLY INCORPORATES SUCH REPORT OR GRAPH BY REFERENCE THEREIN. THE REPORT AND GRAPH SHALL NOT BE DEEMED SOLICITING MATERIAL OR OTHERWISE DEEMED FILED UNDER EITHER OF SUCH ACTS.

CORPORATE COMPENSATION AND BENEFITS COMMITTEE REPORT TO STOCKHOLDERS

 Compensation Philosophy

  The Company's compensation philosophy is to relate the compensation of the Company's executive officers to measures of Company performance that contribute to increased value for the Company's stockholders.

 Goals

  To assure that compensation policies appropriately consider the value the Company creates for stockholders, the Company's compensation philosophy for executive officers takes into account the following goals:

  --Executive officer compensation must be focused on enhancing stockholder value

  --Compensation must reflect a competitive and performance-oriented environment that motivates executive officers to achieve a high level of individual, business unit and corporate results in the business environment in which they operate

  --Incentive-based compensation must be contingent upon the performance of each executive officer against financial and strategic performance goals

  --The Company's compensation policies must enable the Company to attract and retain top quality management

  The Compensation Committee periodically reviews the components of compensation for the Company's executive officers with this philosophy as its basis. Further, as the situation warrants, the Committee also retains the services of qualified compensation consulting firms to provide recommendations to enhance the linkage of executive officer compensation to the above goals and to obtain information as to how the Company's compensation of executive officers compares to that of direct competitors as well as to that of companies of similar size and scope.

  In December 1993, the United States Internal Revenue Service issued proposed regulations affecting all publicly held United States corporations (the "Proposed Regulations") interpreting the recently imposed limitation on the tax deductibility of compensation in excess of $1 million annually for certain executive officers. The Compensation Committee will consider these new regulations as one of the factors it reviews with respect to compensation matters. As a result, the Company is submitting the performance goals and material terms of the Company's Annual Incentive Plan and new Long Term Incentive Plan to stockholders for approval in an effort to assure the deductibility of performance based compensation under the Regulations. Although it is the general intention and preference of the Compensation Committee to limit compensation to the amount deductible under the Code, certain incidental benefits may exceed such limits. Moreover, interpretations of and changes in the tax laws and other factors may justify exceptions to this preference. For these and other reasons, the Compensation Committee may not find it to be in the best interests of the Company in all circumstances to limit executive compensation to that deductible under the Code. The Committee will consider various alternatives for preserving the deductibility of compensation payments and benefits consistent with the Compensation Committee's goal to link executive compensation policies to measures of Company performance that contribute to increased value for the Company's stockholders.

 Executive Compensation Components

  In 1993, the Company's compensation for executive officers was based upon the following three components, each of which emphasizes a different aspect of the Company's compensation policies.

  --Base Salary. Base salaries for executive officers (other than the Chairman and Chief Executive Officer whose salary is discussed below) are initially set upon hiring by management (subject to periodic review by the Compensation Committee) by evaluating the individual executive's level of responsibility, prior experience, breadth of knowledge, internal comparisons against peer executives and competitive pay practices. When using competitive pay practices as a component of setting initial base pay for an executive, the Company seeks to set its starting salaries at the median salaries of comparable companies (some of which are in the S&P Foods Index). Increases to base salary are determined primarily by individual performance and individual contributions to the Company and involve the application of subjective criteria which may result in significant individual variation to a base salary set upon hiring. Salary reviews typically occur at intervals greater than twelve months.

  --Annual Incentives. Annual incentive payments are primarily based upon Company performance compared to financial and other strategic goals. The Company relies, to a large degree, on annual incentive compensation to attract and retain executive officers of outstanding abilities and to motivate them to perform to the full extent of their abilities. Individual awards are based on target percentages of an individual's base salary. Annual incentive compensation targets for executive officers (excluding the Chairman and Chief Executive Officer) range from 25-50% of base salary and in certain limited situations, an executive officer may be awarded over 100% of base salary if performance exceeds 150% of his or her applicable financial and/or strategic goals.

        1993 annual incentive payments to executive officers were based upon two (equally-weighted) factors: (1) financial performance of the Company and individual business units and (2) cost cutting:

            * Financial performance of the Company and individual business units was based on earnings before taxes at both the corporate and individual business unit levels.

            * Cost cutting achievements of the Company and individual business units were measured against a strategic goal of reducing the Company's cost structure by $100 million during the 1993 fiscal year. By the end of the 1993 fiscal year, the Company had reduced its cost structure by $130 million.

      Based upon these two factors, 1993 annual incentive payments were at 75% of the potential short-term (one-year) payout on an aggregated basis for the Named Executive Officers, with the exception of Mr. Leppert, who received an annual incentive payment of 107% of the potential pay-out due to the excellent performance of his division.

        During 1994, the Company is taking steps in response to the new tax law and Proposed Regulations, including the establishment of a revised performance based plan for executive officers in an effort to assure the deductibility of annual incentive compensation. In this regard, the Annual Incentive Plan with respect to executive officers is being proposed. In addition, a new Long Term Incentive Plan will be instituted in 1994 to further align executive officer compensation with stockholder return on a long-term basis. Both proposals are subject to stockholder approval (see Proposals 2 and 3 herein).

  --Stock Options. Executive officers are eligible to receive periodic grants of stock options pursuant to the Company's stock option and award plans, subject to the discretion of the Compensation Committee. The stock option grants are intended to retain and motivate executive officers to improve long-term stock market performance of the Company's Common Stock. Awards are granted at the fair market value of the Common Stock on the date of the grant. Stock options generally vest over a three-year period and have a term of ten years. Accordingly, stock options have value only if the stock appreciates following the vesting periods for the grant. The size of individual awards generally increases in proportion to an executive officer's base salary and his or her level within the Company, and is also based upon the market value of the stock on the date of the grant. An individual's outstanding stock options and current stock ownership are not considered by the Compensation Committee when making stock option awards.

 CEO Compensation

  In 1993, David H. Murdock's base salary as Chairman and Chief Executive Officer of the Company remained at $600,000, the same base salary Mr. Murdock received each year since he became Chairman and Chief Executive Officer in July, 1985. Following the initial public offering of Castle & Cooke Homes on March 4, 1993, Mr. Murdock began receiving a salary for his responsibilities as Chairman and Chief Executive Officer of this majority-owned subsidiary of the Company. His salary for Castle & Cooke Homes in 1993 totalled $332,310, or $400,000 on an annualized basis, as originally disclosed in Castle & Cooke Homes' prospectus at the time of the public offering.

  Mr. Murdock also received an annual incentive payment of $450,000, or 75% of his 1993 target under the Company's annual incentive program. This payment reflects the Company's overall financial performance relative to its goals for 1993 and the Company's achievement of reducing its cost structure by $130 million compared to its goal of cutting $100 million from the cost structure. Mr. Murdock is not eligible for a bonus under the Castle & Cooke Homes annual incentive plan due to his participation in the Company's Annual Incentive Plan. It is the Committee's belief that Mr. Murdock's bonus payable under the Company's Annual Incentive Plan appropriately recognizes the results of Castle & Cooke Homes, since his award is largely based on the consolidated performance of the Company (which incorporates the results of Castle & Cooke Homes).

  Mr. Murdock also received in 1993 a stock option grant for 36,000 shares in the Company and an additional 125,000 shares in Castle & Cooke Homes. These grants were made at fair market value on the respective dates of the grants. The Dole grant was made as part of its normal grant process and in recognition of his position as Chairman and Chief Executive Officer. The Castle & Cooke Homes grant was made as part of the initial public offering of its common stock and was based upon the advice of the Castle & Cooke Homes' underwriters to reflect competitive practice with respect to initial public offerings and in recognition of his position as Chairman and Chief Executive Officer.

  In acting upon Mr. Murdock's compensation for 1993, the Compensation Committee took note of the following substantial additional achievements of Mr. Murdock during the year. These included: (1) the completion of the initial public offering of Castle & Cooke Homes' common stock; (2) the completion of two public long-term debt financings totalling $700 million which successfully enabled the Company to refinance a substantial portion of the Company's short-term debt at considerably more favorable long-term interest rates; (3) the expansion of the Company's business through acquisitions and new product offerings; and (4) the restructuring of the Company's food businesses by consolidating operations and realigning the management structure to focus on operations, marketing and new opportunities unique to each region of the world.

  As a separate public company, Castle & Cooke Homes has its own Compensation Committee. None of the members of the Company's Compensation Committee sits on the Castle & Cooke Homes Compensation Committee. However, since the Company owns 82% of Castle & Cooke Homes, SEC rules require that Mr. Murdock's compensation from Castle & Cooke Homes be consolidated with his compensation from the Company in the Company's Summary Cash Compensation Table. The Company's Compensation Committee takes into account the fact that Mr. Murdock receives compensation from, and devotes a portion of his time to, Castle & Cooke Homes.

                                          The Corporate Compensation
                                          and Benefits Committee

                                          Richard M. Ferry, Chairman
                                          Mike Curb
                                          James F. Gary

PERFORMANCE GRAPH

  The following graph indicates the performance of the cumulative total return to the stockholders of the Company's Common Stock (including reinvested dividends) during the previous five years in comparison to the cumulative total return on the Standard & Poor's 500 Stock Index and the Standard & Poor's Foods Index.


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
          AMONG DOLE FOOD COMPANY, S&P 500 INDEX AND S&P FOODS INDEX

                        PERFORMANCE GRAPH APPEARS HERE

                                Dole
Measurement Period              Food           S&P           S&P
(Fiscal Year Covered)         Company       500 INDEX     Foods Index
- -------------------          ----------     ---------     -----------
Measurement Pt- 12/31/1988    $100           $100           $100
FYE   12/31/1989              $123           $132           $136
FYE   12/31/1990              $104           $127           $147
FYE   12/31/1991              $129           $166           $214
FYE   12/31/1992              $117           $179           $214
FYE   12/31/1993              $ 98           $196           $197

                       INTRODUCTION TO PROPOSALS 2 AND 3

                          INCENTIVE/PERFORMANCE BASED
                            CASH COMPENSATION PLANS

  Stockholders are being asked to approve the material terms of two cash compensation plans in which executive officers may participate. The plans include an updated and amended Annual Incentive Plan for Executive Officers (the "AIP") and a new Long Term Incentive Plan for Executive Officers (the "LTIP"). The AIP and the LTIP (the "Plans") were approved by the Compensation Committee of the Board on March 24, 1994. These Plans are being submitted to stockholders primarily in an effort to assure the continued deductibility to the Company of certain cash compensation to persons who are or in the future will be named in the Summary Compensation Table ("Named Executive Officers") if the amount of such compensation under the Plans, combined with other compensation subject to deductibility limits (such as salary), would exceed $1,000,000 in any year.

  Under recent tax legislation ("Section 162(m)") and the Proposed Regulations, certain compensation to the Named Executive Officers in excess of $1,000,000 in any one year will not be deductible for federal income tax purposes unless such excess compensation is performance-based (as defined in the Proposed Regulations) or is otherwise exempt from such limits on deductibility. The applicable conditions of the exemption for a performance-based compensation plan include, among others, a requirement that stockholders approve the material terms of the plan, which include the eligible class of participants, the performance goal or goals contemplated by the plan and the maximum amount payable thereunder.

  The Compensation Committee considers the requirements of Section 162(m) a restriction on its ability to implement all of its policies with respect to compensation; as a consequence, the Committee has decided to create separate plans for certain executive officers (as distinguished from other management personnel), so as to limit the application of those restrictions solely to those executive officers that are identified by the Compensation Committee on or before the deadline established under the Proposed Regulations (with special provisions in the case of a newly appointed participant during the period). Only executive officers are eligible to participate in the Plans. The Compensation Committee currently contemplates that only members of the Office of the Chairman (five individuals) will initially participate in the AIP and in the 1994-1996 cycle of the LTIP. However, these groups may be expanded (or contracted) in subsequent periods to include (or exclude) other executive officers as the Compensation Committee deems appropriate, as described above. For the 1994 Plan year under the AIP and the 1994-1996 cycle of the LTIP, all current Named Executive Officers with the exception of Mr. Leppert will participate. Individuals not selected to participate in the Plans during a particular period may nevertheless participate in comparable, albeit more discretionary, cash incentive plans for other officers and key employees. However, under the terms of the Plans, no individual will be eligible to participate in both the AIP and any such other annual cash incentive plan or both the LTIP and any such other long-term cash incentive plan for the same performance measurement period.

  In addition to designating the participants in each Plan, the Compensation Committee will administer and interpret the Plans and establish (annually in the case of the AIP and triennially in the case of the LTIP) the target levels of performance upon which actual payments will be based under these Plans. Specific performance targets relative to the goals will be established at a time when achievement of such targets is substantially uncertain. The Compensation Committee also will establish the specific performance levels required to achieve threshold, or "minimum", and maximum awards under the Plans for each applicable performance measurement period at the time the targets are set. Generally, awards to participants whose principal responsibilities relate to a particular business unit will be linked in significant (if not exclusive) part to business unit performance targets and goals. Awards to participants whose principal responsibilities relate to overall corporate or consolidated operations will be linked principally (if not exclusively) to consolidated performance targets and goals. In addition, the Compensation Committee will establish the award levels payable upon achievement of each level of performance under the Plan. These variables may change from period to period, subject to limitations under the Plans.

  The Plans are not exclusive and do not limit the authority of the Compensation Committee or the Board with respect to compensation of any eligible person or participant. If either of the Plans is not approved by stockholders, such Plan will not be implemented. The Compensation Committee or the Board, however, may continue to authorize and pay bonuses to executive officers on another basis, consistent with its corporate authority and the Company's compensation policies, as from time to time in effect.

                                   PROPOSAL 2

                             ANNUAL INCENTIVE PLAN
                                (MATERIAL TERMS)

  For 1994, the performance goals for the AIP will include earnings before taxes ("EBT"), measured at either the consolidated (corporate) level or business unit level (depending on the participant) and cost reduction on a consolidated and/or business unit level. In subsequent years, the Compensation Committee may in its discretion prior to applicable deadlines select from among the following performance goals: EBT on a consolidated and/or business unit level, cost reduction on a consolidated and/or business unit level, return on average common equity, return on average assets, business unit return on net investment and productivity (weighted average cost per unit of production as measured against a predefined index) on a consolidated and/or business unit level. Specific weightings of the performance goals and specific performance levels necessary to earn awards relative to each goal were determined for each participant by the Compensation Committee for 1994 and in future years will be determined on or before the deadline established under any applicable tax rules relevant to such action. The Compensation Committee has determined that if less than a specific percentage of either targeted goal is attained (at either the corporate or business unit level, as applicable), no award will be paid under the AIP with respect to that goal.

  Under the Plan, participants may receive a percentage of their respective base salaries depending upon the degree of attainment of the targeted performance goals for each Plan year. Each participant is assigned a specified percentage of base salary (the "Base Salary Factor") which is multiplied by performance factors to determine his or her award for achieving specified targeted levels of performance against all applicable goals for the Plan year. The Base Salary Factor for the Chairman and Chief Executive Officer will be 75%; the Base Salary Factor for all other participants will be 50%. The maximum payable under the Plan for exceeding the targeted performance goals will be 150% of each participant's Base Salary Factor and the maximum payable for meeting the minimum or threshold performance level relative to such targeted goal will be 50% of such Factor. Below this threshold, no AIP bonus will be paid to the participant. While the base salaries for participants in the Plan may change from time to time, the maximum salary against which awards under the Plan may be determined will be $900,000 during the term of the Plan. As a result, the maximum award to any participant under the AIP for any year during the term of the Plan will be $1,012,500 ($900,000 X Base Salary Factor of 75% X 150%). Maximum amounts payable for all participants other than the Chairman and Chief Executive Officer are expected to be lower due to lower base salaries and Base Salary Factors. The maximum amount payable over the term of the Plan to any participant is $4,837,500 and the maximum amount payable to all participants in the aggregate will depend on the number of participants over the years the Plan is in effect and, of course, the Company's performance.

  Based on 1994 base salaries, the maximum payable to any participant for 1994 would be $787,500 and the maximum amount payable to all five participants would be $2,212,500. The Compensation Committee believes that it would require exceptional performance for maximum awards to be achieved under the Plan.

  The term of this Plan is five years and covers fiscal years 1994 through 1998, unless earlier terminated by the Compensation Committee.

  Since the AIP presented for approval will be limited to certain executive officers (as described previously), only those persons will participate in the AIP if it is approved by stockholders. Other management personnel, including other executive officers, will be eligible to participate in other annual incentive plans of the Company.

                                   PROPOSAL 3

                            LONG TERM INCENTIVE PLAN
                                (MATERIAL TERMS)

  Under the LTIP, incentive compensation to participating executive officers will be based upon cumulative EBT performance measured at either or both the consolidated (corporate) level and business unit level (depending on the participant) relative to performance goals over consecutive (non-overlapping) three-year cycles.

  The term of the LTIP will be nine years. The first cycle will be the three fiscal years commencing January 2, 1994, the second cycle will run for the next three fiscal years, and the third cycle will end December 28, 2002, unless the LTIP is earlier terminated by the Compensation Committee.

  Specific weightings of the performance goals (e.g., corporate EBT and business unit EBT) and EBT levels necessary to earn awards under the LTIP have been determined by the Compensation Committee for the 1994-1996 Plan cycle and will be determined for future cycles on or before the deadline established under any applicable tax rules relevant to such action. If less than the minimum percentage of the targeted cumulative EBT goal is attained, no award will be paid under the applicable portion(s) of the LTIP.

  Under the Plan, participants may receive a specified percentage of their average annual base salary during the Plan cycle depending upon the degree of attainment of their applicable EBT goals for each Plan cycle. Each participant is assigned a specified percentage (the "Base Salary Factor") of an average annual base salary during the cycle (the "Base Salary") which is used in determining his or her award for achieving targeted levels of cumulative EBT relative to goals for the cycle. The Base Salary Factor for members of the Office of the Chairman will be 150%; the Base Salary Factor for any other participants will range from 75% to 100%. The maximum payable under the Plan for exceeding the targeted cumulative EBT goals will be 150% of each participant's Base Salary Factor, resulting in maximum awards ranging from 112.5% to 225% of individual Base Salaries.

  While the actual base salaries for participants in the Plan may change from time to time, the maximum Base Salary against which awards under the Plan may be determined will be $800,000 for the first cycle of the Plan, $900,000 for the second cycle and $1,000,000 for the third. As a result, the maximum award to any participant under the LTIP for any three-year cycle during the term of the Plan will be $1,800,000, $2,025,000, and $2,250,000 for the first, second and third cycles, respectively, or $6,075,000 in the aggregate over the nine years. Maximum amounts payable for any participants other than the Chairman and Chief Executive Officer are expected to be lower due to lower Base Salaries and Base Salary Factors. The Compensation Committee believes that it would require exceptional performance for maximum awards to be achieved under the Plan. The maximum aggregate amount payable to all participants over the term of the Plan is not determinable as it will depend on the number of participants, their Base Salary Factors, and their Base Salaries over the years and, of course, the Company's performance.

  With limited exceptions, one-half of awards payable under the Plan will be paid within ninety days following the completion of the cycle. The remaining one-half of the awards payable for the cycle will be paid, with interest calculated based on the lesser of the Company's cost of debt or 120% of the Applicable Federal Rate (as defined in the Plan), upon the first anniversary of the completion of the cycle, subject to the participant's continued employment through the date of payment. Deferred portions of awards and associated interest accumulated thereon will become immediately payable in the event of termination for any reason, other than voluntary termination or termination for Cause (as defined in the Plan), or a Change in Control (as defined on page 21).

  A similar, but more discretionary, long-term incentive plan, for which stockholder approval is not required, is also being implemented for other executive officers and senior management personnel.

                       FURTHER INFORMATION APPLICABLE TO
                           PROPOSAL 2 AND PROPOSAL 3

  The awards for any participant determined on the basis of the goals established for the Plans may be reduced by the Compensation Committee based upon an evaluation of individual performance criteria and/or other objective and subjective factors. Maximum awards payable under the Plans may not be increased. The Compensation Committee must certify the achievement of the applicable performance goals and the actual amount payable to each participant prior to such payment.

  Appropriate adjustments to the performance targets may be made based upon objective criteria in the case of significant acquisitions or dispositions by the Company or any applicable business unit, extraordinary gains or losses, or material changes in accounting principles or practices during any Plan year or cycle or certain other events that in any case were not anticipated at the time goals were established for the year or cycle in order to neutralize the effect of such events on awards under the Plans.

  Pro-rata payments based on length of service may be made under the Plans if
(1) a participant is added to a Plan mid-year or mid-cycle (subject to certain minimum service and participation requirements), or (2) a participant's employment is terminated during a Plan year or cycle for any reason other than for voluntary termination or Cause (as defined in the Plan), provided that the performance goals for the year or cycle have been satisfied and that the individual was a participant in the Plan for at least three periods in the case of the AIP and one year in the case of the LTIP. In the event of termination for any reason other than voluntary termination or termination for Cause (as defined in the Plan) or certain other Events (summarized below) occurring beyond a specified period after commencement of a year or cycle, pro-rata payments under a Plan may (or, in the case of an Event, shall) be made prior to the completion of the year or cycle, provided that the Compensation Committee determines that the applicable performance goals have been met through the date of such termination or Event and the amount of any early payout is proportionately reduced to reflect the time value of the early payout. An Event under the Plans includes certain reorganizations or Changes in Control (changes in ownership of more than 20% of the outstanding voting shares and certain changes affecting a majority of the Board of Directors over a two-year period).

  The specific benefits to be paid to participants are not determinable in advance because it is substantially uncertain whether even minimum levels of performance necessary to achieve any level of award under the Plans will be realized. Moreover, the Compensation Committee has retained discretion to reduce the awards to any participant in the Plans. The amount of benefits that would have been payable under the AIP in 1993 had the Plan been in effect are not determinable because the performance standards utilized in 1993 are materially different from those established for the 1994 Plan year. Under the LTIP, no benefits are payable until after the completion of the three-year cycle, except in limited circumstances, as described above.

  The Compensation Committee may terminate either Plan at any time and may amend either or both of the Plans from time to time to increase the amounts payable thereunder and in other respects without stockholder approval. If such amendments were to constitute material changes to a Plan, however, the changes might compromise the deductibility of payments (to the extent payments in combination with other non-exempt compensation would represent compensation in excess of $1,000,000 for any year) under such Plan for federal income tax purposes. The Compensation Committee's current policy with respect to such changes and deductibility generally is set forth in the Compensation Committee Report presented earlier in this Proxy Statement.

  Because the Compensation Committee will retain the discretion to change the specific performance targets that it establishes under the Plans, stockholder ratification of the performance goals would be required at five-year intervals in the future under the Proposed Regulations to assure the continued status of payments under the Plans as performance-based compensation. In light of the ambiguities in Section 162(m) and uncertainties regarding its ultimate interpretation, no assurances can be given that compensation paid under the Plans will in fact be deductible if it should, together with other compensation to any Named Executive Officer, exceed $1,000,000.

VOTE REQUIRED

  Approval of each of the Plans requires the separate affirmative vote of a majority of the voting shares on such Plan (i.e., shares voting for or against such Plan).

  THE BOARD OF DIRECTORS (WITH MESSRS. MURDOCK AND DELORENZO ABSTAINING) RECOMMENDS A VOTE "FOR" APPROVAL OF EACH OF THE PLANS, INCLUDING THE ELIGIBLE CLASS OF PARTICIPANTS, THE RESPECTIVE PERFORMANCE GOALS AND THE MAXIMUM COMPENSATION PAYABLE UNDER EACH OF THE PLANS. Messrs. Murdock and DeLorenzo will be participants in the Plans and thus eligible to receive compensation thereunder. Accordingly, they have abstained from such recommendation.

  Duly executed proxies not otherwise marked will be voted in favor of each of the Plans.

AVAILABILITY OF PLANS

  Copies of the Plans are available upon request directed to:

    Office of the Corporate Secretary
    Dole Food Company, Inc.
    31355 Oak Crest Drive
    Westlake Village, CA 91361

The Compensation Committee believes that the specific performance targets, thresholds and maximums constitute confidential business information, the disclosure of which may adversely affect the Company or mislead the public.

                                   PROPOSAL 4

                                  ELECTION OF
                  INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS

  Upon the recommendation of the Audit Committee, the Board of Directors of the Company has appointed Arthur Andersen & Co. as the Company's independent public accountants and auditors for the 1994 fiscal year ending December 31, 1994, subject to stockholder approval. Arthur Andersen & Co. has served as the Company's independent public accountants and auditors since 1985.

  Services which will be provided to the Company and its subsidiaries by Arthur Andersen & Co. with respect to the 1994 fiscal year include the examination of the Company's consolidated financial statements, reviews of quarterly reports, services related to filings with the SEC and consultations on various tax matters.

  A representative of Arthur Andersen & Co. will be present at the Annual Meeting to respond to appropriate questions and to make such statements as he may desire.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ARTHUR ANDERSEN & CO. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS.

                                 MISCELLANEOUS

OTHER MATTERS

  The Board of Directors is not aware of any matters to be brought before the Annual Meeting other than as stated in the Notice of Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the proxy holders to vote in their discretion on such matters pursuant to the authority granted in the proxy.

COST OF SOLICITING PROXIES

  The expenses of preparing and mailing the Notice of Annual Meeting, the Proxy Statement and the proxy card(s) will be paid by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers and regular employees of the Company (who will receive no additional compensation) by personal interviews, telephone, telegraph and facsimile. The Company has retained D. F. King & Co., Inc. to assist in the solicitation of proxies. D. F. King & Co., Inc. will be paid approximately $5,000, plus out-of-pocket expenses, for its services. It is anticipated that banks, custodians, nominees and fiduciaries will forward proxy soliciting material to beneficial owners of the Company's Common Stock and that such persons will be reimbursed by the Company for their expenses incurred in so doing.

PROPOSALS OF STOCKHOLDERS

  The 1995 Annual Meeting of Stockholders is presently expected to be held on or about May 19, 1995. To be considered for inclusion in the Company's proxy statement for the 1995 Annual Meeting, proposals of stockholders intended to be presented at the 1995 Annual Meeting must be received by the Corporate Secretary, Dole Food Company, Inc., 31355 Oak Crest Drive, Westlake Village, California 91361, no later than December 1, 1994.

                                           By Order of the Board of Directors,

                                                   /s/ ALAN B. SELLERS

                                                     Alan B. Sellers
                                                   Corporate Secretary

March 30, 1994

- --------------------------------------------------------------------------------
PROXY

                            DOLE FOOD COMPANY, INC

                            PROXY For Common Stock

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints DAVID H. MURDOCK, DAVID A. DeLORENZO and ALAN B. SELLERS, and each of them, as Proxies, each with full power of substitution, and each with all powers that the undersigned would possess if personally present, to vote all of the shares of Common Stock of Dole Food Company, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the JW Marriott Hotel, 2151 Avenue of the Stars, Los Angeles, California on Thursday, May 12, 1994, at 10:00 a.m. local time, and any adjournments thereof. The undersigned instructs each of said Proxies, or their substitutes, to vote as specified by the undersigned on the reverse side and to vote in such manner as they may determine on any other matters which may properly come before the meeting as indicated in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

Election of Directors. NOMINEES:

Elaine L. Chao, Mike Curb, David A. DeLorenzo, Richard M. Ferry,
James F. Gary, Frank J. Hata and David H. Murdock

              (Important--to be signed and dated on reverse side)

             PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD
                       IN THE ENCLOSED PREPAID ENVELOPE.

                                                                SEE REVERSE SIDE
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
[x] Please mark votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS MADE, FOR ITEMS 1, 2, 3 AND 4 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.
                                                ---

1. Election of directors (see reverse)    [_] FOR       [_] WITHHELD

   For, except vote withheld from the following nominee(s):

   --------------------------------------------------------

2. Approve the Company's Annual           FOR       AGAINST       ABSTAIN
   Incentive Plan.                        [_]       [_]           [_]

3. Approve the Company's Long
   Term Incentive Plan.                   [_]       [_]           [_]

4. Elect Arthur Andersen & Co. as
   independent public accountants
   and auditors for the
   1994 fiscal year.                      [_]       [_]           [_]


                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [_]

NOTE please sign exactly as your name appears on this proxy card. If shares are held jointly, each holder should sign. executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If shareholder is a corporation, sign in full corporate name by the authorized officer.

Signature: --------------------------    Date: ---------------------

Signature: --------------------------    Date: ---------------------

- -------------------------------------------------------------------------------

                            DOLE FOOD COMPANY, INC.

                  ANNUAL INCENTIVE PLAN FOR EXECUTIVE OFFICERS



SECTION 1.  PURPOSE

          The purposes of the Plan are (i) to compensate and reward the Executive Officers/1/ of the Corporation on an individual basis with annual cash Bonuses ("Bonuses") for the achievement of pre-established performance goals and
          -------
(ii) to stimulate the efforts of such persons by giving them an opportunity to receive Bonuses directly related to such performance. Maximum amounts payable will be based upon the application of a formula that includes variables relative to base salary levels and the degree of the attainment of the applicable performance goals.


SECTION 2.  TERM

          Subject to Section 9, the Plan shall be effective as of January 2, 1994 (the "Effective Date") and shall be in effect with respect to each of the
           --------------
five years ending December 26, 1998, unless earlier terminated by the Corporation pursuant to Section 10.

SECTION 3.  COVERAGE; ELIGIBLE PERSONS

          Each Executive Officer serving as such in any of the positions set forth in Section 4.1 or any equivalent position at any time during the applicable Year for which a Bonus may be granted hereunder shall be eligible to participate and may be a Participant in the Plan, subject to the provisions hereof. The specific Participants shall be designated by the Committee at the time performance goal targets are set or, in the case of a person becoming eligible during a Year, within 30 days after such event. An Eligible Person not selected to participate in the Plan for any Year may participate in another annual cash incentive plan of the Corporation for such Year or be selected by the Committee to participate in the Plan in other Years. An Eligible Person may not participate concurrently in both the Plan and such other annual incentive plan.

- ------------------
          /1/ This and certain other terms used in the Plan are defined in
Section 13.

SECTION 4.  BASE SALARY FACTOR

          4.1.  Base Salary and Base Salary Factor.  Subject to the terms
                -----------------------------------
hereof, each Participant's Bonus, if any, shall be determined by reference to the applicable multiplier (the "Base Salary Factor") of the Participant's base
                                ------------------
salary ("Base Salary") for his or her position at the beginning of the
         -----------
applicable year (or, if services commence during the year, in accordance with the provisions of Section 7.5 and, if the Participant's eligible position changes during the year, in accordance with the provisions of Section 4.2). The initial Base Salary of each eligible position shall be his or her Base Salary as of January 1, 1994 or any later date of appointment as an Eligible Person. The Base Salary Factors are as follows:

                     Base Salary Factors
                     -------------------

     Chairman and Chief Executive Officer             75%
     Other Participants                               50%


          4.2.  Base Salary Adjustments for Changes in Position.  If a
                -----------------------------------------------
Participant holds more than one eligible position during any Year, the product of the Base Salary and the Base Salary Factor of such Participant for purposes of the Plan for such year shall be computed by (a) multiplying (i) the Base Salary Factor (as indicated in or pursuant to Section 4.1 above) for each position, by (ii) the applicable Base Salary for each position, and by (iii) a fraction, the numerator of which is the number of Periods in the Year during which such Participant held such position and the denominator of which is the number of Periods in the applicable Year, and (b) taking the sum of the products of such calculation.

          4.3.   Base Salary Limit.  Base Salary for purposes of this Plan shall
                 -----------------
not exceed $900,000.

SECTION 5.  PERFORMANCE TARGETS AND GOALS; MAXIMUM BONUSES

          5.1.   Performance Goals.  Performance Goals under the Plan initially
                 -----------------
shall include one or a combination of the following measures:

          Earnings Before Taxes (EBT)

          Business Unit Earnings Before Taxes (B/U-EBT)

          Cost Reduction (CR)


Subject to the provisions of Section 8, the Committee from time to time, in respect of Years after the 1994 Year, may use any one or combination of the Performance Goals (as defined in Section

13.2), weighted in such manner as the Committee may determine pursuant to
Section 6.2. The Applicable Performance Factor with respect to any such additional or substituted performance goals, subject to such weighting, shall be as set forth in Section 6.1.

          5.2.  Pre-Established Targets.  For each Year commencing with 1994,
                -----------------------
the Committee shall determine the Applicable Performance Goal or Goals and targets (including applicable Minimum, On Plan and Maximum for applying the Performance Factors) and the weighting (subject to Section 6.2) of the
                                                           ---
Performance Goals(and Performance Factors), if more than one Goal applies, in advance of any applicable deadline for such action under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") for the subject Year.
                                                ----
Prior to such deadline, the Committee also shall determine or confirm each Participant's Base Salary for such Year for purposes of the Plan, subject to Sections 4 and 8.

          5.3.  Formula for Determining Maximum Bonus.  Subject to Sections 5.4,
                -------------------------------------
6.2, 7 and 8, each Participant's maximum Bonus for any Year will be the product of his or her (a) Base Salary, (b) the Base Salary Factor, and (c) the Applicable Performance Factor. For the first Year of the Plan, the Applicable Performance Factors will be the EBT or B/U-EBT Factor and the CR Factor, at the consolidated level, and for subsequent Years, one or more of the Performance Factors.

          5.4  Maximum Dollar Amount.  Notwithstanding any other provision
               ---------------------
hereof, no Person shall receive any Bonus under the Plan in any Year in excess of $1,012,500.

SECTION 6.  PERFORMANCE FACTORS

          6.1.  Performance Factor.
                ------------------

          The Applicable Performance Factor for any Year shall be determined in accordance with the following table, where Minimum, Target and Maximum represent, respectively, the attainment of the Minimum, On Plan, and Maximum for the applicable Year, established by the Committee for such purposes:

                                                      Applicable
          Performance                                 Performance Factor*
          -------------                               ------------------

          Less than Minimum                                   0
          Minimum                                            50%
          Target/On Plan                                    100%
          At or Above Maximum                               150%


   * Applicable Factors for performance between specified performance-to-target levels above Minimum and below Maximum shall be determined using linear interpolation.

          6.2.  Weighting of Factors.  If more than one Performance Factor
                --------------------
applies to a Participant's bonus opportunity, the weighting of the Factors shall be as established by the Committee, initially in the ratio of 7 (for the EBT and/or B/U-EBT Factors) to 3 (for the CR Factor) or, for Years after 1994, in such other proportion (and including such other or additional Performance Factors) as the Committee, consistent with Sections 5 and 8, may from time to time determine in advance of the deadline described in Section 5.2. The maximum Bonus payable if more than one Performance Factor applies shall be determined by taking the result obtained by application of the formula set forth in the first sentence of Section 5.3 to each Performance Goal, multiplying that result by the weighting factor for that Performance Goal, and taking the sum of the products of such calculation. Each weighting factor shall be expressed as a fraction (less than one) or percentage, and the aggregate amount of all weighting factors shall be one (1) or 100%.


SECTION 7.  PAYMENTS

          7.1.  Time of Payment.  Bonuses for any Year shall be payable as soon
                ---------------
as practicable following the completion of the Company's audit for the Year, but not later than 90 days after Year end.

          7.2.  Committee Certification.  As a condition to the right of a
                -----------------------
Participant to receive any payment under the Plan, the Committee shall first be required to certify, by resolution of the Committee or other appropriate action, that the Bonus has been accurately determined in accordance with the provisions of the Plan and that the Performance Goals and any other material terms were in fact satisfied.

          7.3.  Committee Discretion to Reduce Bonuses.  The Committee in its
                --------------------------------------
sole discretion may reduce the amount payable under the formula provisions of the Plan as applied to the pre-established goals to any one or more Participants for any Year as to which the Committee determines that the level of achievement of the pre-established performance goals was influenced by any extraordinary, non-recurring event or other factor extraneous to such individual Participant's performance, or that the Company or applicable Business Unit failed to achieve other corporate objectives. Subject to Section 8, the Committee may also define such other conditions and terms of payment of Bonuses (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of the Plan, provided, however, that the Committee may not increase the
                      --------  -------
maximum amount payable hereunder, under the applicable formula or otherwise, to any individual.

          7.4.  Deferral.  The Committee may determine that payment of all or a
                --------
portion of any Bonus may be deferred under a Company-sponsored deferred compensation plan, if in effect, provided that the amount of any interest
                                 --------
accrued thereon shall not exceed 120% of the Applicable Federal Rate, compounded semi-annually.

          7.5.  Payment for Partial Periods.
                ---------------------------

          (a) Effect of Termination of Service.  If any Participant ceases to be
              --------------------------------
an Eligible Person for any reason (other than a voluntary resignation or termination for Cause) prior to the end of a Year during which he or she participates and such person has served as an Executive Officer at least three Periods during such Year, such Participant (or his or her Beneficiary) may be paid, subject to Sections 7.2 and 7.3, a prorated Bonus computed as follows:
the Bonus that would have been payable for the full Year shall be multiplied by a fraction the numerator of which shall be the number of full Periods in the Year through the date the Participant ceased to be eligible, and the denominator of which shall be the number of full Periods in the applicable Year. If the Participant served less than three Periods during such Year or there has been a Termination of Service for Cause or because of a voluntary resignation, no Bonus shall be paid hereunder.

          (b)       Mid-Year Commencement of Service.  Notwithstanding the
                    --------------------------------
provisions of Section 4.1 above, if a Participant's services as an Executive Officer commence during any year, his or her Base Salary for purposes of the Plan in that year shall be his or her Base Salary as of the commencement of services as an Executive Officer, multiplied by a fraction, the numerator of which is the number of full Periods in the year during which such Participant held such position and the denominator of which is the number of full Periods in the applicable Year; provided such person is employed by the Company for at
                     --------
least three full Periods during the year.

          (c)       Minimum Service Limits.  If the Participant fails to meet
                    ----------------------
the applicable minimum service requirements of this Section 7.5 during such Year, no Bonus shall be paid hereunder.

              7.6.  Withholding.  The Company that employs the Participant shall
                    -----------
have the right to deduct any sums required by federal, state or local tax law to be withheld with respect to the payment of any Bonus. The Company shall have no obligation to advise any Participant of the existence of the tax or the amount which the employer corporation will be so required to withhold.

SECTION 8.  ADMINISTRATION AND INTERPRETATION

          The Plan shall be administered by the Committee, which shall have the sole authority to make rules and regulations for the administration of the Plan and to interpret the Plan. The interpretations and decisions of the Committee with regard to the Plan shall be final, conclusive and binding. The Committee may request advice or assistance or employ such persons (including, without limitation, officers and employees of the Company, legal counsel and accountants) as it deems necessary for the proper administration of the Plan and may delegate to such persons responsibility for the day-to-day operations of the Plan not requiring discretion of the Committee hereunder. It is the intent of the Company that all payments under the Plan qualify as performance-based compensation under Section 162(m) of the Code and the Plan shall be interpreted consistent with such intent. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) of the Code shall be disregarded. The Committee shall have no liability for its actions taken or omitted in good faith.

SECTION 9.  STOCKHOLDER APPROVAL

          The Plan shall be subject to approval by a majority of those shares of Common Stock of the Corporation voting in person or by proxy on the Plan at the 1994 annual meeting of stockholders. Such stockholder approval shall be a condition to the right of a Participant to receive any payment hereunder.

SECTION 10.  AMENDMENT OR TERMINATION

          The Committee may from time to time amend the Plan in any respect or terminate the Plan, in whole or in part, provided that no such action shall retroactively impair or otherwise adversely affect the rights of any Participant to benefits under the Plan which have vested prior to the date of such action.

SECTION 11.    RIGHTS OF PARTICIPANTS AND BENEFICIARIES; NO ASSIGNMENT

          11.1.  Vesting.  No rights hereunder shall vest prior to the
                 -------
Committee's action under Section 7.2.

          11.2.  Employment Matters.  Participation in this Plan shall not be
                 ------------------
construed as constituting a commitment, guarantee, agreement or understanding of any kind that the Company shall continue to employ any individual.

          11.3.  No Assignment; No Attachment; No Preference.  The Company shall
                 -------------------------------------------
pay all amounts payable only to the Participant or his or her Beneficiary for purposes of the Plan. The Company shall not be liable for the debts, contracts, or engagements of any Participant or his or her Beneficiaries, and rights to payments under the Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company; nor shall any Participant or his or her Beneficiaries have any right to assign, pledge or hypothecate any benefits or payments hereunder; nor shall any Participant or his or her Beneficiaries have any claims to any assets of the Company for any payments hereunder which are senior to the claims of the Company's general creditors.

          11.4   Governing Law.  This Plan, any Bonuses hereunder, and all other
                 -------------
related matters shall be governed by, and construed in accordance with the laws of the State of California, except as to matters of Federal law.

          11.5   Reliance on Experts.  In making any determination or in taking
                 -------------------
or not taking any action under the Plan, the Committee may obtain and may rely upon the advice of experts, including officers and professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

          11.6   Golden Parachute Limitations.  In no event shall a payment be
                 ----------------------------
made under the Plan in an amount which would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Internal Revenue Code of 1986, as amended, (the "Code") nor shall any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a Participant would be entitled to benefits or payments hereunder and under any other plan or program which would constitute "parachute payments" as defined in Section 280G of the Code, then the Participant may by written notice to the Corporation designate the order in which such parachute payments shall be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

SECTION 12. ACCELERATION ON CHANGE IN CONTROL AND CERTAIN OTHER EVENTS; ADJUSTMENTS UPON CERTAIN REORGANIZATIONS, RECAPITALIZATIONS, OR OTHER MATERIAL CHANGES.

          12.1.  Fundamental Corporate Changes; Change in Control.
                 -------------------------------------------------

          In the event of a merger, consolidation, or other reorganization in which the Corporation is not the surviving entity, or a Change in Control, or upon the sale of substantially all the property of the Corporation as an entirety to an unaffiliated entity, or upon the dissolution or liquidation of the Corporation, in any case occurring more than three Periods after the commencement of a Year, payment shall be made, subject to Section 7.2 (but with the satisfaction of the applicable performance level or targets determined on the basis of annualizing the year-to-date results from the beginning of the applicable Year to the end of the month preceding the date of such event), on a prorated basis to the date of such event in the manner contemplated by Section 7.5(a). The Committee shall authorize early payout in such event, provided that it determines the applicable Performance Goals have
            --------
been so met. The amount of the prorated payment shall be discounted at the Applicable Federal Rate.

          12.2.  Changes From Material Acquisitions, Dispositions or
                              --------------------------------------
Recapitalizations; Extraordinary Items; Accounting Changes.  In the event of a
- ----------------------------------------------------------
material acquisition or disposition of business or assets, material recapitalization, a material change in accounting principles or practices during any Year, or extraordinary gains or losses, that in any case materially affects the Company or applicable Business Unit and was not anticipated by the Committee in setting the targets for that Year, the Committee, subject to Section 8, may make adjustments to the targets for such Year, applied as of the date of such event, based solely on objective criteria, so as to neutralize, in the Committee's best judgement, the effect of the change on the applicable pre-established targets for such Year.

SECTION 13.  DEFINITIONS

          13.1.  Accounting Terms.  Except as otherwise expressly provided or
                 ----------------
the context otherwise requires, financial and accounting terms are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles, as from time to time in effect, and, if applicable, as specifically applied and reflected in financial statements of the Company or the applicable Business Unit, prepared in the ordinary course of business. Without limiting the generality of the foregoing, such calculations shall be made after all compensation accruals.

          13.2.  Defined Terms.  For all purposes of the Plan, the following
                 -------------
definitions shall apply:

          "Applicable Federal Rate" means the applicable federal rate determined
           -----------------------
under Section 1274(d) of the Code and Treasury Regulations issued thereunder for the month in which an early payment is made or interest on a deferred payment is credited hereunder.

          "Applicable Performance Factor" means the applicable EBT Factor, B/U-
           -----------------------------
EBT Factor, CR Factor, ROE Factor, ROA Factor, B/U-EBT-ROI Factor, or Productivity Index Factor, or combination thereof as the case may be, weighted in the manner provided herein, as determined by the Committee consistent with Sections 5, 6 and 8 for the applicable Year.

          "Base Salary" means the base annualized salary (or cash compensation)
           -----------
rate of a Participant when the applicable target is set for the applicable Year, or when the participant first becomes eligible to participate (if other than the start of the applicable Year), exclusive of any Bonuses, commissions or actual or imputed income from any Company-provided benefit or perquisite programs, subject to any limitations in or pursuant to the Plan and prior to any reductions for salary deferred pursuant to any plan of deferred compensation.

          "Base Salary Factor" means the multiplier described in Section 4.1.
           ------------------

          "Beneficiary" means the person designated by a Participant to receive
           -----------
any benefits hereunder in the event of the death of the Participant during a Year or prior to the payment of a Bonus for such Year or, in the absence of a designated beneficiary, such Participant's estate.

          "Bonus" means a cash payment or payment opportunity as the context
           -----
requires.

          "Business Unit" means a region, subsidiary, division or other
           -------------
organizational unit of the Company, or segment of its operations for accounting purposes, which maintains or which is the subject of a separate accounting of its financial performance.

          "B/U-CR" means Cost Reduction applied at the level of the applicable
           ------
Business Unit rather than on a consolidated basis.

          "Business Unit Earnings Before Taxes" or "B/U-EBT" means pre-tax
           -----------------------------------      -------
earnings before the Business Unit's interest expense for the Year, less the Business Unit's Capital Charge.

          "Capital Charge" means (i) the target ratio of the Company's Debt to
          ---------------
Total Capital for the Year, as of the beginning of the Year, multiplied by the Business Unit Net Investment at the beginning of the Year multiplied by the Company's Cost Of Debt, less (ii) the product of (a) the sum of the Business Unit's pre-tax earnings before interest expense for the Year and the difference between the Business Unit Net Investment at the beginning and end of the Year and (b) the Company's Cost Of Debt, less (iii) the Business Unit's capitalized interest during the Year.

          "B/U-EBT Factor" means the multiple based on performance relative to
           --------------
Minimum, On Plan, and Maximum B/U-EBT, as set forth in or pursuant to Section 6.

          "B/U-EBT ROI" means B/U-EBT for the Year divided by the average of the
           -----------
amounts of Business Unit Net Investment at the end of each quarter of such year.

          "B/U-EBT ROI Factor" means the multiple based on performance relative
           ------------------
to Minimum, On Plan, and Maximum B/U-EBT ROI, as set forth in or pursuant to
Section 6.

          "Business Unit Net Investment" means the applicable Business Unit's
           ----------------------------
total assets less the Business Unit's (i) cash and cash equivalents (short-term investments), (ii) accounts payable and accrued liabilities, and (iii) minority interests and deferred credits.

          "Cause" means, in the judgment of the Committee, failure to perform
           -----
one's duties of employment in a manner acceptable to the Committee or the person's senior officer (or the Board in the case of the Chief Executive Officer), conduct injurious to the Company, breach of fiduciary duty, neglect of duty, willful misconduct or conviction of any felony.

          "Change in Control" means and shall be deemed to have occurred if:
           -----------------
(a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1)) becomes the "beneficial owner" (as defined generally in Rule 13d-3 under Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities, unless such person was, on the effective date of the Plan, such a beneficial owner of securities representing 20% or more of such voting power; or (b) during any Period for two consecutive years, individuals who at the beginning of such Period constitute the Board cease for any reason to constitute at least a majority thereof, except to the extent that the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such Period, with any such new director being deemed for these purposes to have been an incumbent at the beginning of such Period (but in case of succession, without duplication).

          "Committee" means the Corporate Compensation and Benefits Committee of
           ---------
the Board or another committee appointed by the Board to administer the Plan and comprised of two or more Board members, all of whom shall be ineligible to participate in the Plan during their service on the Committee and (to the extent required by applicable law and regulations) shall be "outside directors" within the meaning of Section 162(m).

          "Company" includes the Corporation and its subsidiaries, on a
           -------
consolidated basis, unless the context otherwise requires.

          "Corporation" means Dole Food Company, Inc. and shall include its
           -----------
successors and assigns.

          "Cost of Debt" or "Cost of Funds"  means the weighted average cost of
           ------------      -------------
short- and long-term debt during the Year immediately preceding the applicable date of determination.

          "Cost Reduction" or "CR" for any Year means a reduction in cost of
           --------------      --
goods sold, selling, marketing, general and administrative expenses during the Year, as compared to a prior year or average of more than one Year, expressed as an absolute dollar amount, applied to the Company (on a consolidated basis) or to the applicable Business Unit.

          "CR Factor" means the multiple based on performance relative to
           ---------
Minimum, On Plan, and Maximum CR for the Company (on a consolidated basis) or the applicable Business Unit, as set forth in or pursuant to Section 6.

          "Debt" means the sum of short-term and long-term debt.
           ----

          "Earnings Before Income Taxes" or "EBT" for any Year means the
           ----------------------------      ---
consolidated net income of the Corporation for such Year before income taxes.

          "EBT Factor" means the multiple based on performance relative to
           ----------
Minimum, On Plan, and Maximum EBT for the applicable Year, as set forth in or pursuant to Section 6.

          "Eligible Person" means an Executive Officer of the Corporation.
           ---------------

          "Executive Officer" has the meaning set forth in Rule 3b-7 under the
           -----------------
Securities Exchange Act of 1934 and refers to the individuals confirmed to be within such definition by the Committee.

          "Maximum" means either the maximum payout or the level of performance
           -------
at or above which such payout may be made, as the context requires, expressed as a dollar amount or percentage of the Target amount.

          "Minimum" has the same meaning as Threshold.
           -------

          "On Plan" has the same meaning as Target and reflects the performance
           -------
level required for an Applicable Performance Factor of 1.00 (i.e., a payment opportunity equal to 100% of the product of Base Salary and the Base Salary Factor in the applicable Year).

          "Participant" in respect of a Plan Year means an Executive Officer at
           -----------
any time during the Year who is designated to participate in the Plan for such Year by the Committee.

          "Performance Factors" means the EBT Factor, the B/U-EBT Factor, the CR
           -------------------
Factor, or, as contemplated by Section 5.1, the

ROE Factor, the ROA Factor, the Productivity Index Factor, the B/U-EBT ROI Factor, or any combination thereof, to the extent provided by the Committee pursuant to Sections 5 and 6 and subject to Section 8.

          "Performance Goals" include EBT, B/U-EBT, ROE, ROA, B/U EBT-ROI, and,
           -----------------
at the Business Unit or Company (consolidated) level, CR and the Productivity Index.

          "Period" means the four-week accounting cycle of the Company.
           ------

          "Productivity Index" means the weighted average cost per unit of
           ------------------
production divided by the standard or budgeted cost per unit of production for the products included in such Index of the Company (on a consolidated basis) or the applicable Business Unit or Units.

          "Productivity Index Factor" means the Performance Factor multiple
           -------------------------
based on performance relative to Minimum, On Plan and Maximum Productivity Index, for the Company (on a consolidated basis) or the applicable Business Unit, as set forth in or pursuant to Section 6.

          "Return on Average Common Equity" or "ROE" means consolidated net
           -------------------------------      ---
income to common stockholders for the Year divided by the average of the beginning and ending total common stockholders equity during the Year.

          "ROE Factor" means the Performance Factor multiple based on
           ----------
performance relative to Minimum, On Plan and Maximum ROE, as set forth in or pursuant to Section 6.

          "Return on Average Assets" or "ROA" means consolidated net income
           ------------------------      ---
divided by the average of the beginning and ending total assets of the Company.

          "ROA Factor" means the Performance Factor multiple based on
           ----------
performance relative to Minimum, On Plan and Maximum ROA, as set forth in or pursuant to Section 6.

          "Target" means "On Plan" and represents a performance level that is a
           ------
precondition to a payout under the formula provisions of the Plan at a Performance Factor of 1.00 or 100% of the product of the Base Salary and the Base Salary Factor. When used with lower case, "target" means a Minimum, Threshold and/or Maximum, as the context requires.

          "Termination of Service" means a termination of Service from the
           ----------------------
Company for any reason, whether voluntary or involuntary, including death or disability.

          "Threshold" or "Minimum" means the minimum level of performance
           ---------     --------
relative to an On Plan target required to generate a payment under the Plan for the applicable Year.

          "Total Capital" means Debt plus total stockholders equity.
           -------------

          "Year" or "Plan Year" means the applicable fiscal year of the
           ----      ---------
Corporation.

                            DOLE FOOD COMPANY, INC.

                LONG-TERM INCENTIVE PLAN FOR EXECUTIVE OFFICERS

                               TABLE OF CONTENTS

                                                                     Page
                                                                     -----
I.    PURPOSE.......................................................   1

II.   PLAN DESCRIPTION..............................................   1
      2.1  Participation............................................   1
      2.2  Description of Awards....................................   1
      2.3  Performance Measurement and Goals........................   1

III.  ADMINISTRATION................................................   2
      3.1   Role of the Committee...................................   3
      3.2   Committee Certification.................................   3
      3.3   Committee Discretion to Reduce Bonuses..................   3
      3.4   No Authority to Increase Bonuses........................   3
      3.5   Finality of Action; Exercise of Discretion..............   3

IV.   PERFORMANCE GOALS AND FACTORS.................................   4

      4.1   Formula for Determining Awards; Base Salary and
            Performance Factors.....................................   4
      4.2   Base Salary Limit.......................................   4
      4.3   Performance Goals.......................................   4
      4.4   Pre-Established Targets.................................   4
      4.5   Applicable Performance Factors and Weighting for
            Determining Maximum Bonus Opportunity...................   4
      4.6   Specific Performance Factors............................   5
      4.7   Maximum Dollar Amount...................................   5
      4.8   Effect of Termination of Service........................   5
      4.9   New Participants........................................   6
      4.10  Intracompany and Position Transfers.....................   6
      4.11  Award Payout............................................   6
      4.12  Deferral Option.........................................   7
      4.13  Acceleration of Award Opportunities.....................   7
      4.14  Adjustments Upon Acquisitions, Dispositions,
            Recapitalizations, Extraordinary Items or Changes in
            Accounting..............................................   8

V.  TERM; AMENDMENT AND TERMINATION OF THE PLAN.....................   8

      5.1   Term....................................................   8
      5.2   Stockholder Approval....................................   8
      5.3   Amendments or Termination...............................   8
      5.4   Effect of Plan Termination..............................   9

VI.  DISCRETIONARY NATURE OF GRANTS AND PAYOUTS.....................   9

      6.1   No Assurance of Participation...........................   9
      6.2   No Assurance of Continued Employment....................   9
      6.3   Disqualification........................................   9
      6.4   Vesting.................................................   9

VII.  OTHER PROVISIONS..............................................  10

                                                                  Page
                                                                  ----
      7.1  Nonassignability....................................... 10
      7.2  Designation of Beneficiaries........................... 10
      7.3  Unsecured Status of Claim.............................. 10
      7.4  Right of Offset........................................ 11
      7.5  Tax Withholding........................................ 11
      7.6  Validity............................................... 11
      7.7  Inurement of Rights and Obligation..................... 11
      7.8  Applicable Law......................................... 11
      7.9  Golden Parachute Limitations........................... 11

VIII.  DEFINITIONS; RULES OF CONSTRUCTION AND INTERPRETATION...... 12

      8.1  Rules of Construction.................................. 12
      8.2  Financial and Accounting Terms......................... 12
      8.3  Section 162(m)......................................... 12
      8.4  Defined Terms.......................................... 12

                            DOLE FOOD COMPANY, INC.
                LONG-TERM INCENTIVE PLAN FOR EXECUTIVE OFFICERS



I.   PURPOSE.

          The primary purpose of the Plan is to enhance the long-term performance of the Company/1/ by linking a meaningful portion of each Participant's compensation to the achievement of specific long-term financial objectives of the Company and the Company's various Business Units. The Plan also is designed to enhance the Company's ability to attract and retain high quality management talent by providing, in conjunction with other compensation plans offered by the Company, a competitive, performance-based total compensation package.


II.  PLAN DESCRIPTION.

          2.1 PARTICIPATION. Awards may be granted only to Eligible Persons. Actual Participants in the Plan shall be determined for each Cycle by the Committee. An Eligible Person not selected to participate in the Plan for any Cycle may participate in another long-term cash incentive plan of the Corporation for such Year or be selected by the Committee to participate in the Plan in other Cycles. An Eligible Person may not participate concurrently in both the Plan and such other long-term cash incentive plan.

          2.2 DESCRIPTION OF AWARDS. Awards granted under the Plan provide Participants with the opportunity to earn a cash payment ("bonus") following the end of a Performance Cycle based upon the level of performance of the Company and/or Business Unit, as the case may be, against specific financial and/or strategic performance goals established for the Performance Cycle by the Committee. Each Award granted under the Plan shall consist of a Minimum (or Threshold), On Plan (or Target) and Maximum payment opportunity expressed as a multiple ("Applicable Performance Factor") of the product of a Participant's
           -----------------------------
Base Salary and the applicable Base Salary Factor, as provided in Article IV. Threshold, Target and Maximum payment opportunities for each Participant shall be established by the Committee for each Performance Cycle and shall be contained in the Participant's Award Agreement.

          2.3 PERFORMANCE MEASUREMENT AND GOALS. Specific performance targets and the relationship between achievement and payout opportunity shall be determined by the Committee for each

- ----------------------
          /1/ This and certain other terms used in the Plan are defined in
Article VIII.

Performance Cycle and described or referenced in the Participant's Award Agreement, but shall constitute confidential, proprietary business information of the Company.


III.  ADMINISTRATION.

          3.1 ROLE OF THE COMMITTEE. The Plan shall be administered by the Committee. Actions of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or the unanimous written consent of its members. The Committee may delegate ministerial, accounting, record-keeping and similar functions necessary for the administration of the Plan to individuals who are officers or employees of the Company. Subject to the express provisions of the Plan, the Committee shall have the authority

               (a) to construe, interpret and administer the Plan and any agreements defining the rights and obligations of the Company and Participants under the Plan,

               (b) to further define the terms used in the Plan,

               (c) to prescribe, amend and rescind rules and regulations pertaining to the administration of the Plan,

               (d) to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a Termination of Service for purposes of the Plan,

               (e) to designate Plan Participants,

               (f) to establish the size of Awards made to Participants under the Plan and the Performance Goals for the Cycles, and the targets and weighting of Performance Goals used to determine whether payments are earned under the Plan,

               (g) to determine when Awards shall be granted under the Plan,

               (h) to validate the level of achievement in terms of goals or objectives established for the Plan and to collect and interpret financial results relative to performance measures, targets and objectives,

               (i) to evaluate performance measures or targets or specific numerical objectives during a Performance Cycle to determine (subject to Section 8.3) whether adjustments are necessary for extraordinary events or changes in capitalization, changes in accounting principles or policies, or other events that were not contemplated when

     Awards were made or that are outside of the reasonable responsibility or control of the Participants or make other adjustments as the Committee deems appropriate, reasonable or equitable to reflect materially changed circumstances of the Company or the applicable Business Unit from those existing at the time the applicable targets or goals were established, in accordance with the terms and limits of the Plan,

               (j) to evaluate the extent to which the applicable Performance Goals were achieved and determine, compute and certify the extent of amounts payable,

               (k) to reduce formula-based payment opportunities based upon objective or subjective criteria deemed by the Committee to be appropriate and in furtherance of the compensation policies of the Company, and

               (l) to make all other determinations necessary or advisable for the administration of the Plan.

The determination of the Committee on the foregoing matters need not be the same from Cycle to Cycle or for all Participants in like manner in respect of a single Performance Cycle.

          3.2 COMMITTEE CERTIFICATION. No payment shall be made and no Participant shall be entitled to receive any payment under the Plan, unless the Committee shall have first certified, by resolution of the Committee or other appropriate action, that the payment amount has been accurately determined in accordance with the provisions of the Plan and the applicable Performance Goals and any other material terms have been satisfied.

          3.3 COMMITTEE DISCRETION TO REDUCE BONUSES. The Committee in its sole discretion may reduce the maximum amount payable hereunder to any one or more Participants for any Cycle in which it determines that (a) the achievement of the pre-established Performance Goals was influenced by any unusual, extraordinary, non-recurring event or other factor extraneous to individual performance, or (b) in its judgement, the failure to meet other corporate objectives in any respect or Period(s) within the Cycle warrants such reduction, or (c) the Company or the individual failed to achieve other financial, strategic or personal goals, which may be objective or subjective.

          3.4 NO AUTHORITY TO INCREASE BONUSES. Subject to Section 4.14 and 8.3, the Committee may not increase the maximum amount payable to any individual based on the formula or other provisions of the Plan.

          3.5 FINALITY OF ACTION; EXERCISE OF DISCRETION. Any action taken by, or inaction of, the Company, and Business Unit, the Board or the Committee relating to the Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Company or any Business Unit, shall be liable for any such action or inaction, or the action or inaction of another person, except in circumstances involving his or her bad faith. Subject only to compliance with the express provisions hereof, the Committee may act in its absolute discretion in all matters related to the Plan.


IV.  PERFORMANCE GOALS AND FACTORS.

          4.1 FORMULA FOR DETERMINING AWARDS; BASE SALARY AND PERFORMANCE FACTORS. Subject to the terms hereof, each Participant's maximum bonus opportunity under the Plan shall be the product of his or her Base Salary, the Base Salary Factor for the applicable Cycle and, subject to Section 4.5, the Applicable Performance Factor. The Base Salary Factors shall be as follows:

                              Base Salary Factors
                              -------------------

     Office of the Chairman                        150%
     Other Participants                       75% - 100% *

* The specific factor shall be within this range and determined by the Committee at the time the applicable performance targets are established pursuant to Section 4.4.

          4.2 BASE SALARY LIMIT. Base Salary for purposes of the Plan shall not exceed $800,000 during the first Cycle, $900,000 during the second Cycle and $1,000,000 during the third Cycle.

          4.3 PERFORMANCE GOALS. Performance Goals under the Plan shall include one or a combination of the following:

          Earnings Before Taxes (EBT)
          Business Unit Earnings Before Taxes (B/U-EBT)

          4.4 PRE-ESTABLISHED TARGETS. For each Cycle commencing with 1994, the Committee shall determine the applicable EBT and B/U-EBT targets (including the applicable Minimum, On Plan and Maximum for applying the Performance Factors) and the weighting of such goals, if more than one goal is applicable, in advance of any applicable deadline for such action under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") for the subject
Cycle.                                              ----

          4.5  APPLICABLE PERFORMANCE FACTORS AND WEIGHTING FOR DETERMINING
MAXIMUM BONUS OPPORTUNITY.    For Participants in the Office of the Chairman (or
having similar responsibilities), the Applicable Performance Factor in the first Cycle shall be the EBT Factor and in the second or third Cycles any one or a weighted average of the EBT and B/U-EBT Factors, as determined by the Committee. For any other Participants, the Applicable Performance Factor will be any one or a weighted average of the EBT Factor and the B/U-EBT Factor. The initial weighting where both Factors apply shall be in such proportion as the Committee, consistent with Section 8.3, may from time to time determine in advance of the deadline described in Section 4.4. The maximum bonus payable if more than one Performance Factor applies shall be determined by taking the result obtained by application of the formula set forth in the first sentence of this Section 4.5 to each Performance Goal, multiplying that result by the weighting factor for that Performance Goal and taking the sum of the products of such calculation. Each weighting factor shall be expressed as a fraction (less than one) or percentage, and the aggregate amount of all weighting factors shall be one (1) or 100%.

          4.6 SPECIFIC PERFORMANCE FACTORS. The EBT or B/U-EBT Factor for any Cycle shall be determined in accordance with the following table, where Minimum, Target and Maximum represent, respectively, the attainment of the Minimum, On Plan, and Maximum for the applicable Cycle, established by the Committee for such purposes:

          EBT or B/U-EBT                      Applicable
          Performance                    EBT or B/U-EBT Factor*
          -----------                    ---------------------

          Less than Minimum                       0
          Minimum                                50%
          Target                                100%
          At or Above Maximum                   150%


* Applicable Factors for performance between specified Performance-to-Target levels above Minimum and below Maximum shall be determined using linear interpolation (applied to the targets in the manner specified by the Committee).

          4.7 MAXIMUM DOLLAR AMOUNT. Notwithstanding any other provision hereof, no Person shall receive any bonus under the Plan in excess of $1,800,000 for the first Cycle, $2,025,000 for the second Cycle, and $2,250,000 for the third Cycle.

          4.8 EFFECT OF TERMINATION OF SERVICE. If a Participant has a Termination of Service during a Performance Cycle (other than because of a voluntary resignation or termination by the Company for Cause) after at least thirteen Periods of service as a Participant, the Participant shall remain eligible to receive a prorated payment under the Plan. The maximum amount of such payment shall be determined by multiplying the amount that the Participant would have received if the Termination of Service had not occurred by a factor equal to the number of full Periods of Service by the Participant during the

Performance Cycle divided by the number of full Periods in the Performance Cycle. Unless accelerated consistent with the provisions of Section(s) 4.13 and
8.3 in connection with or after the Termination of Service or other event described in Section 4.13, prorated payments may only be made at the same time as other payments under the Plan for the Performance Cycle in which the Termination of Service occurred. If the foregoing minimum service requirement is not met or a Participant's Termination of Service occurs during a Performance Cycle for Cause or because of a voluntary resignation, the Participant's opportunity to receive any payment under the Plan for the Performance Cycle shall terminate, and no payout shall be made under the Plan.

          4.9 NEW PARTICIPANTS. Subject to Section 8.3, an Eligible Person may become a Participant in the Plan at any time before the end of the second year of the Cycle, at the discretion of the Committee. If an Eligible Person becomes a Participant during a Performance Cycle, the Participant's payment opportunity shall be prorated by a factor equal to the number of full Periods that the Eligible Officer was a Participant during the Performance Cycle divided by the number of full Periods in the Performance Cycle. In calculating such Participant's payment opportunity, the performance achievement level shall be measured over the entire Performance Cycle; provided that if interim targets
                                            --------
within the Cycle were established by the Committee in setting the targets for the Cycle, any payout to such Participant shall be further conditioned upon the achievement of such performance targets on a cumulative basis for the remainder of the Cycle.

          4.10 INTRACOMPANY AND POSITION TRANSFERS. If a Participant participates in more than one capacity during any Cycle, the product of his or her Base Salary and Base Salary Factor for purposes of the Plan for such year shall be computed by (a) multiplying (i) the Base Salary Factor (as indicated in or pursuant to Section 4.1 above) for each position by (ii) the applicable Base Salary for such position, and by (iii) a factor equal to the number of full Periods that the Eligible Officer was a Participant in each position during the Performance Cycle divided by the number of full Periods in the Performance Cycle, and (b) taking the sum of the products of such calculation. In determining prorated payments for Participants affiliated with more than one Business Unit (or more than one Business Unit/Company combination) during a Cycle, performance achievement for each component (whether Business Unit or Company) shall be measured over the entire Cycle, while the weighting of each component shall be determined according to each Participant's Award Agreement, as the same may be amended consistent herewith.

          4.11 AWARD PAYOUT. Subject to opportunities to defer the receipt of payment in accordance with Section 4.12 below and to accelerate payment under
Section 4.13, payment of any amounts which may be payable under the Plan shall be in cash equivalent, payable as follows: one-half of the Award (as certified by the Committee pursuant to Section 3.2 of the Plan) will be paid within ninety (90) days following the completion of the Performance Cycle. The remaining one-half of the Award for the Cycle will be paid, with interest from the day after the end of the Cycle to the date paid, at the lesser of (a) the Company's Cost of Funds, or (b) 120% of the Applicable Federal Rate, upon the first anniversary of the completion of the Cycle, provided that the Participant's employment has
                         -------------
continued through such date, unless the Committee otherwise permits. Deferred portions of Awards and associated interest accumulated thereon to the date of payment will become immediately payable in the event of a Change in Control or a Termination of Service for any reason other than for Cause or voluntary resignation during such extended one-year Period.

          4.12 DEFERRAL OPTION. The Committee may permit a Participant to irrevocably elect to voluntarily defer payments vested in accordance with the terms of any deferral plan adopted by the Company, provided that the amount of
                                                   -------- ----
any interest accrued thereon shall not exceed 120% of the Applicable Federal Rate, compounded semi-annually.

          4.13 ACCELERATION OF AWARD PAYOUT OPPORTUNITIES.

            (a)  Acceleration.  Subject to Section 3.2 (certification), the
                 ------------
     Committee may authorize early payment of an Award if, at least one Year after the commencement of a Cycle, a Participant's employment terminates for any reason, other than a voluntary resignation or a termination for Cause, or there shall occur an event described in Section 4.13(b) (including a Change in Control), provided that the Committee determines
                                      -------------
     that the applicable Performance Goals have been met through the date of such termination on the basis of achievement of Performance Goals relative to targets to the date of such event and the amount of the payment is discounted at the Applicable Federal Rate, compounded semi-annually, and prorated based on time, in the manner contemplated by Section 4.8.

          (b)  Fundamental Corporate Changes; Change in Control. In the event of
               ------------------------------------------------
     a merger, consolidation, or other reorganization in which the Corporation is not the surviving entity, or a Change in Control, or upon the sale of substantially all the property of the Corporation as an entirety to an unaffiliated entity, or upon the dissolution or liquidation of the Corporation, payment shall be made, subject to Section 3.2 (but with the satisfaction of the applicable performance level or targets determined on the basis of the Cycle-to-date results from the beginning of the applicable Cycle to the end of the month preceding the date of such event), on a prorated basis to the date of such event in the manner contemplated by
     Section 4.8.  The

     Committee shall authorize early payout in such event, provided that it determines that the applicable Performance Goals have been so met. The amount of the prorated payment shall be discounted at the Applicable Federal Rate.

          4.14 ADJUSTMENTS UPON ACQUISITIONS, DISPOSITIONS, RECAPITALIZATIONS, EXTRAORDINARY ITEMS OR CHANGES IN ACCOUNTING.

          (a) Changes From Material Acquisitions, Dispositions or
              ---------------------------------------------------
     Recapitalizations. In the event of a material acquisition or
     -----------------
     disposition of business or assets, a material recapitalization or restructuring, or any extraordinary gain or loss, that affects the Company (on a consolidated basis) or the applicable Business Unit and was not anticipated by the Committee in setting the targets for the applicable Cycle, the Committee, subject to Section 8.3, may make adjustments to the targets for such Cycle, applied as of the date of such event, based solely on objective criteria, so as to neutralize, in the Committee's best judgement, the effect of the change on the applicable pre-established targets for such Cycle.

          (b)  Accounting Matters.  Similar changes shall be made in the case of
               ------------------
     material changes in accounting policies or practices affecting the Company or the applicable Business Unit, to the extent any such material change was not anticipated at the time the targets were set, based on objective criteria so as to neutralize, in the Committee's best judgement, the effect of the change or event on the applicable pre-established targets for such Cycle.


V.  TERM; AMENDMENT AND TERMINATION OF THE PLAN.

               5.1 TERM. Subject to Sections 5.2 and 5.3, the Plan shall be effective as of January 2, 1994 (the "Effective Date") and shall be in
                                           --------------
     effect in respect of and through the three Cycles then commencing, unless earlier terminated by the Committee pursuant to Section 5.3.

               5.2 STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of those shares voting, in person or by proxy, on the Plan at the 1994 annual meeting of stockholders. Such stockholder approval shall be a condition to the right of a Participant to receive any payment hereunder.

               5.3 AMENDMENTS OR TERMINATION. The Committee may, at any time, terminate or, from time to time amend, modify or suspend the Plan (or any part thereof). No such action shall retroactively impair or otherwise adversely affect the rights of any Participant to benefits under the Plan which have vested pursuant to Section 6.4 prior to the date of such action.

               5.4 EFFECT OF PLAN TERMINATION. If the Committee terminates or suspends the Plan during a Cycle, the Committee may provide Participants with a prorated payment for such Cycle based on the number of full Periods of the Cycle completed at the time of the Committee's action divided by the number of full Periods in the Cycle. Performance for determining the amount of such prorated payments shall be based in the Committee's discretion on the entire Cycle or, if payout is to be accelerated, on the basis of performance through the date of the Committee's action, as contemplated by Section 4.13. If performance continues to be measured over the original Cycle, payment of any earned amounts shall be made following completion of the Cycle, as provided in Section 4.11. If performance is measured over a shorter Period, payment of any amounts shall be made within 90 days following the completion of the revised performance measurement term, subject to Sections 6.4 and 8.3.


     VI.  DISCRETIONARY NATURE OF GRANTS AND PAYOUTS.

               6.1 NO ASSURANCE OF PARTICIPATION. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under the Plan or to Eligible Persons generally.

               6.2 NO ASSURANCE OF CONTINUED EMPLOYMENT. Nothing contained in the Plan or in Award Agreements or in any other documents related to the Plan shall confer upon any Eligible Person or Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the employment of such Eligible Person or Participant, with or without Cause. However, nothing contained in the Plan or any document related thereto shall affect any other contractual right of any Eligible Person or Participant.

               6.3 DISQUALIFICATION. Members of the Board who are not officers or employees of the Company, and members of the Committee during the Period of their service on the Committee, shall be ineligible to be granted Awards under the Plan.

               6.4 VESTING. Rights under the Plan shall not vest prior to the Committee's action under Section 3.2 and confirmation of the amount to be paid and, with respect to mandatorily deferred portions of any such amount, completion of the additional year of service contemplated by Section 4.11. Such rights thereafter shall be solely as an unsecured general creditor of the Corporation.

     VII.  OTHER PROVISIONS.

               7.1 NONASSIGNABILITY. No Participant shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, hypothecate or convey in advance of actual receipt any benefit payable under the Plan, or any part thereof, or any interest therein, which are, and all rights to which are, expressly declared to be unassignable and non-transferable. No portion of the amounts payable under the Plan shall, prior to actual payment, be subject to seizure, attachment, lien or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency. Any such transfer in violation of the preceding provisions shall be considered null and void.

               7.2 DESIGNATION OF BENEFICIARIES. Each Participant shall have the right at any time to designate any person or persons as beneficiaries to whom any benefits provided under the Plan shall be distributed in the event of the Participant's death prior to distribution of all benefits due the Participant under the Plan. Each beneficiary designation shall be effective only when filed in writing with the Company during a Participant's lifetime on a Beneficiary Designation Form approved by the Company. If a Participant designates more than one beneficiary, distribution of any payment due the Participant under the Plan shall be made in equal proportions to each beneficiary unless otherwise stated on the Beneficiary Designation Form.

               The filing of a new Beneficiary Designation Form shall cancel all designations previously filed. Any finalized divorce or marriage (other than a common law marriage) of a Participant subsequent to the date of filing of a Beneficiary Designation Form shall revoke such designation, unless (a) in the case of divorce, the previous spouse was not designated as beneficiary, or (b) in the case of marriage, the Participant's new spouse had been previously designated as beneficiary. The spouse of a married Participant shall join in any designation of a beneficiary other than the spouse. If a Participant fails to designate a beneficiary as provided for above, if the beneficiary designation is revoked by marriage, divorce or otherwise, or if the beneficiary predeceases the Participant without execution of a new designation, then the Committee shall direct the distribution of Plan benefits to the Participant's estate.

               7.3 UNSECURED STATUS OF CLAIM. Participants and their beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in respect of any unvested benefits under the Plan, and no rights, interests or claims as to any vested benefits in any specific property or assets of the Company. No asset of the Company shall be held under any trust for the benefit of Participants, their beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfillment of the Company's obligations under the Plan.

               7.4 RIGHT OF OFFSET. If a Participant becomes entitled to a payment under the Plan and if at such time the Participant has outstanding any debt, obligation or other liability representing an amount owing to the Company, then the Company, to the maximum extent permitted by law, may offset such amount against the amount of the payment otherwise due the Participant under the Plan.

               7.5 TAX WITHHOLDING. The Company shall withhold from any payment due under the Plan an amount sufficient to satisfy all and any amounts required by applicable federal, state and local laws with respect to such payment. The Company shall have no obligation to advise any Participant of the existence of any tax or the amount which the employer corporation may be so required to withhold.

               7.6 VALIDITY. In the event that any provision of the Plan is held to be invalid or unenforceable, the same shall not affect, in any way whatsoever, the validity of any other provision of the Plan.

               7.7 INUREMENT OF RIGHTS AND OBLIGATIONS. Any rights and obligations under the Plan shall inure to the benefit of, and shall be binding upon the Corporation, its successors and assigns, Participants and Beneficiaries.

               7.8 APPLICABLE LAW. The Plan and any related documents and matters shall be governed in accordance with the laws of the State of California, except as to matters of Federal law.

               7.9 GOLDEN PARACHUTE LIMITATIONS. In no event shall a payment be made under the Plan in an amount which would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Internal Revenue Code of 1986, as amended, (the "Code") nor shall any
                                                      ----
     payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a Participant would be entitled to benefits or payments hereunder and under any other plan or program which would constitute "parachute payments" as defined in Section 280G of the Code, then the Participant may by written notice to the Corporation designate the order in which such parachute payments shall be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of
     Section 280G of the Code.

VIII.  DEFINITIONS; RULES OF CONSTRUCTION AND INTERPRETATION.

               8.1 RULES OF CONSTRUCTION. For all purposes of the Plan and Award Agreements, unless otherwise expressly provided or the context otherwise requires,

               (a) the terms used in the Plan, and not otherwise defined have the meaning assigned to them in this Article VIII, and the terms include the plural and the singular,

               (b) all references in this Plan to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Plan, and

               (c) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms.


          8.2 FINANCIAL AND ACCOUNTING TERMS. Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles, as from time to time in effect, and, if applicable, as specifically applied and reflected in financial statements of the Company or the applicable Business Unit, prepared in the ordinary course of business and, without limiting the generality of the foregoing, after all compensation accruals.

          8.3 SECTION 162(M). It is the intent of the Company that all payments under the Plan qualify as performance-based compensation under Section 162(m) of the Code and the Plan shall be interpreted consistent with such intent. Any inconsistent provision shall be disregarded.

          8.4 DEFINED TERMS. For all purposes of the Plan, the following definitions shall apply:

     "APPLICABLE FEDERAL RATE" means the applicable federal rate determined under Section 1274(d) of the Code and Treasury Regulations issued thereunder for the month in which an early payment is made or interest on a deferred payment is credited under the Plan.

     "APPLICABLE PERFORMANCE FACTOR" means the applicable EBT Factor and/or B/U-EBT Factor, weighted in the manner provided herein, as determined by the Committee consistent with the terms hereof, for the applicable Cycle.

     "AWARD" shall mean the grant of the opportunity to earn a payment or bonus under the Plan.

     "AWARD AGREEMENT" shall mean a written agreement entered into between the Corporation and a Participant setting forth the terms and conditions with respect to an Award. Such agreement shall specify the payment opportunity associated with the Award, the performance measures and objectives on which such opportunity is based, and the applicable Cycle and, if applicable, the period of time over which performance shall be measured for determining amount of any payment.

     "BASE SALARY" means the average of the base annualized salary (or cash compensation) rate of a Participant as of the beginning of each year of participation in the applicable Cycle (or the time during the Cycle when a Participant first commences participation in the Plan), exclusive of any bonuses, commissions or actual or imputed income from any Company-provided benefit or perquisite programs, subject to any limitations in or pursuant to the Plan and prior to any reductions for salary deferred pursuant to any plan of deferred compensation.


     "BASE SALARY FACTOR" means the multiple of Base Salary as set forth in or pursuant to Section 4.1.

     "BENEFICIARY" means the person designated by a Participant to receive any benefits hereunder in the event of the death of the Participant during a Cycle or prior to the payment of a bonus for such Cycle or, in the absence of a designated beneficiary, such Participant's estate.

     "BOARD" shall mean the Board of Directors of the Company.

     "BUSINESS UNIT" means a region, subsidiary, division or other organizational unit of the Company, or segment of its operations for accounting purposes, which maintains or which is the subject of a separate accounting of its financial performance.

     "BUSINESS UNIT EARNINGS BEFORE TAXES" OR "B/U-EBT" means the sum of the pre-tax earnings before the Business Unit's interest expense, less the Business Unit's Capital Charge for each Year of the Cycle.

     "CAPITAL CHARGE" means (i) the target ratio of the Company's Debt to Total Capital for each Year of the Cycle, as of the beginning of the Year, multiplied by the Business Unit Net Investment at the beginning of such Year, multiplied by the Company's Cost of Debt, less (ii) the product of (a) the sum of (1) the Business Unit's pre-tax earnings before interest expense for the Year and (2) the difference between the Business Unit Net Investment at the beginning and end of the Year and (b) the Company's Cost of Debt, less

     (iii) the Business Unit's capitalized interest during such Year.

     "DEBT" means the sum of short-term and long-term debt.

     "NET INVESTMENT" means the applicable Business Unit's total assets less the Business Unit's (i) cash and cash equivalents (short-term investments), (ii) accounts payable and accrued liabilities, and (iii) minority interests and deferred credits.

     "TOTAL CAPITAL" means Debt plus total stockholders' equity.

     "B/U-EBT FACTOR" means the multiple based on performance relative to Minimum, On Plan, and Maximum B/U-EBT, as set forth in or pursuant to
     Section 4.6.

     "CAUSE" means, in the judgment of the Committee, failure to perform one's duties of employment in a manner acceptable to the Committee or the person's senior officer (or the Board in the case of the Chief Executive Officer), conduct injurious to the Company, breach of fiduciary duty, neglect of duty, willful misconduct, or conviction of any felony.

     "CHANGE IN CONTROL" means and shall be deemed to have occurred if: (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder) becomes the "beneficial owner" (as defined generally in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities, unless such person was, on the effective date of the Plan, such a beneficial owner of securities representing 20% or more of such voting power; or (b) during any Period for two consecutive years, individuals who at the beginning of such Period constitute the Board cease for any reason to constitute at least a majority thereof, except to the extent that the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such Period, with any such new director being deemed for these purposes to have been an incumbent at the beginning of such Period (but in case of succession, without duplication).

     "COMMITTEE" means the Corporate Compensation and Benefits Committee of the Board or another committee appointed by the Board to administer the Plan and comprised of two or more Board members, all of whom shall be ineligible to participate in the Plan during their service on the Committee and (to the extent then required by applicable law and regulations) shall be "outside directors" within the meaning of Section 162(m).

     "COMPANY" includes the Corporation and its subsidiaries, on a consolidated basis, unless the context otherwise requires.

     "CORPORATION" means Dole Food Company, Inc. and shall include its successors and assigns.

     "COST OF FUNDS" OR "COST OF DEBT" means the weighted average cost of short-term and long-term debt during the applicable Year, which in the case of determinations under Section 4.11 shall be the Year immediately preceding the applicable date of determination.

     "CYCLE" means Performance Cycle.


     "EARNINGS BEFORE INCOME TAXES" or "EBT" for any Cycle means the consolidated net income of the Corporation for such Cycle before income taxes.

     "EBT" has the meaning set forth above.

     "EBT FACTOR" means the multiple based on performance relative to Minimum, On Plan, and Maximum EBT for the applicable Cycle, as set forth in or pursuant to Section 4.6.

     "ELIGIBLE PERSON" means an Executive Officer of the Corporation.

     "EXECUTIVE OFFICER" has the meaning set forth in Rule 3b-7 under the Securities Exchange Act of 1934 and refers to the individuals confirmed to be within such definition by the Committee.

     "MAXIMUM" means either the maximum payout or the level of performance at or above which such payout may be made, as the context requires, in any Cycle under the Plan, expressed as a dollar amount or percentage of the Target amount.

     "MINIMUM" has the same meaning as Threshold.

     "ON PLAN" has the same meaning as Target and reflects the performance level required for an Applicable Performance Factor of 1.00 (i.e., a payment opportunity equal to 100% of the product of Base Salary and the Base Salary Factor in the applicable Cycle).

     "PARTICIPANT" means an Eligible Officer who has been designated a Participant by the Committee for the applicable Performance Cycle and granted an Award in accordance with the terms and subject to the conditions of the Plan.

     "PERFORMANCE CYCLE" OR "CYCLE" means the period of time over which performance is measured for determining the amount of any payment earned from Awards granted under the Plan. Each Performance Cycle shall represent an exclusive period of three fiscal years (i.e., thirty-nine consecutive Periods) beginning on the first day of the Company's fiscal year in 1994.

     "PERFORMANCE GOALS" means EBT, and/or B/U-EBT.

     "PERIOD" means the four-week accounting cycle of the Company.

     "PLAN" means the Dole Food Company, Inc. Long-Term Incentive Plan for Executive Officers, as described in this document.

     "SECTION 162(m)" means Section 162(m) of the Internal Revenue Code of 1986, as from time to time in effect.

     "SERVICE" means full-time employment with the Company, or part-time employment as approved by the Committee, including a voluntary leave of absence if approved by the Committee.

     "SUBSIDIARY" means any corporation or other entity of which the Company beneficially owns, either directly or indirectly, a majority or more of the voting stock or voting power.

     "TARGET" means "On Plan" and represents a performance level that is a precondition to a payout under the formula provisions of the Plan at a Performance Factor of 1.00 or 100% of the product of the Base Salary and the Base Salary Factor. When used with lower case, "target" means a Minimum, Threshold and/or Maximum, as the context requires.

     "TERMINATION OF SERVICE" means a termination of Service from the Company for any reason, whether voluntary or involuntary, including death and disability.

     "THRESHOLD" means the minimum level of performance relative to an On Plan target required to generate a payment under the Plan for the applicable Cycle, expressed as a dollar amount or percentage of the Target amount.

     "YEAR" means the applicable fiscal year of the Corporation.

                                                                    CONFIDENTIAL
                                                                    ------------

                            DOLE FOOD COMPANY, INC.
                            LONG-TERM INCENTIVE PLAN
                             FOR EXECUTIVE OFFICERS

                                AWARD AGREEMENT


          This AWARD AGREEMENT is made and entered into at Westlake Village, California as of _______, 199 by and between DOLE FOOD COMPANY, INC. (the "Company") and ___________________ (the "Participant").

          WHEREAS, the Company has adopted the DOLE FOOD COMPANY, INC. LONG-TERM INCENTIVE PLAN FOR EXECUTIVE OFFICERS (the "Plan"), and

          WHEREAS, the Participant has been designated an Eligible Person and has been selected to participate in the Plan in accordance with the terms and conditions of the Plan, and

          WHEREAS, the Plan states that an Award Agreement be entered into between the Company and the Participant setting forth certain terms and conditions of the Plan as they apply to the Participant.

          NOW, THEREFORE, the Company and the Participant hereby agree as follows:

          1.   The Plan.

          The Plan is hereby incorporated into and made a part of this Award Agreement as though set forth in full herein. The parties shall be bound by, and have the benefit of, each and every provision of the Plan. Undefined terms used herein are used as defined in the Plan. The Participant acknowledges that he or she has read and understands the terms of the Plan.

          2.   The Award.

          The Participant is hereby granted an Award under the Plan for the Performance Cycle beginning ____________ and ending _________________.

          3.   Payment Opportunity.

          The total Threshold, Target and Maximum payment opportunities associated with the Award are as follows:


          if Performance is                   Performance Factor*
          -----------------                   ------------------
          Less than Threshold                         0
          Threshold                                    .5
          Target                                      1.0
          At or Above Maximum                         1.5

    * Applicable Factors for performance between specified Performance-to-Target levels above Minimum to Target and from Target to Maximum shall be determined using linear interpolation.

           4.  Performance Factors; Allocation/Weighting of Goals.

           The total payment opportunity associated with the Award will be allocated as follows:

                    EBT    -       %
                                      [cross out an
                    B/U-EBT-       %   inapplicable
                              -----
                                100%   performance goal]

           5.  Confidentiality of Performance Targets.

          Performance targets and applicable Minimum, On Plan and Maximum levels for purposes of determining any payment opportunity on the Award may be reviewed by the Participant at the Office of the General Counsel of the Corporation, upon reasonable request during normal business hours.

SUCH INFORMATION CONSTITUTES CONFIDENTIAL AND PROPRIETARY BUSINESS INFORMATION, THE DISCLOSURE OF WHICH IS PROHIBITED BY THE COMPANY'S POLICIES.

           6.  Base Salary Factor.

           Participant's Base Salary Factor shall be _____.

           7.  Tax Withholding and Legal Compliance.

          All payments hereunder shall be subject to applicable withholding tax obligations and compliance with applicable other laws.

           8.  Commencement Date.

           Participant's service during the Performance Cycle commenced _______, 19__.


           IN WITNESS WHEREOF, the parties hereto have entered into the Agreement on the date first above written.



DOLE FOOD COMPANY, INC.


By: ___________________________

Its: __________________________



PARTICIPANT

___________________________